                                                                   EXHIBIT 10.12

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                            SERIES 1998-3 SUPPLEMENT
                       TO POOLING AND SERVICING AGREEMENT



                                      among


                         AMERISERVE FUNDING CORPORATION,
                                 as Transferor,


                       AMERISERVE FOOD DISTRIBUTION, INC.,
                              as initial Servicer,


                                       and


                             NORWEST BANK MINNESOTA,
                              NATIONAL ASSOCIATION,
                                   as Trustee



                          Dated as of December 18, 1998



                       AMERISERVE RECEIVABLES MASTER TRUST
             FLOATING RATE CLASS A TERM CERTIFICATES, SERIES 1998-3 FLOATING RATE CLASS B TERM CERTIFICATES, SERIES 1998-3 FLOATING RATE CLASS C TERM CERTIFICATES, SERIES 1998-3



================================================================================

                                TABLE OF CONTENTS


ARTICLE I    DEFINITIONS; INCORPORATION OF TERMS

         SECTION 1.1  Definitions.................................................................... 1
         SECTION 1.2  Incorporation of Terms........................................................ 22

ARTICLE II   DESIGNATION; AUTHENTICATION AND DELIVERY

         SECTION 2.1  Designation................................................................... 23
         SECTION 2.2  Authentication and Delivery................................................... 23

ARTICLE III  CONDITIONS TO ISSUANCE; USE OF PROCEEDS

         SECTION 3.1  Conditions to Issuance........................................................ 23
         SECTION 3.2  Use of Proceeds............................................................... 24

ARTICLE IV   PAYMENTS AND ALLOCATIONS

         SECTION 4.1  Interest...................................................................... 24
         SECTION 4.2  Daily Calculations and Series Allocations..................................... 24
         SECTION 4.3  Allocations of Daily Series Collections (Other Than in an
                      Amortization Period).......................................................... 25
         SECTION 4.4  Allocations of Daily Series Collections During an Amortization
                      Period........................................................................ 26
         SECTION 4.5  Withdrawals from the Equalization Account..................................... 27
         SECTION 4.6  Available Subordinated Amount................................................. 27
         SECTION 4.7  Write-Offs and Recoveries..................................................... 28
         SECTION 4.8  Certain Dilution in an Amortization Period.................................... 28
         SECTION 4.9  Optional Termination; Prepayment Premium...................................... 29
         SECTION 4.10 Tax Opinion................................................................... 30

ARTICLE V  DISTRIBUTIONS AND REPORTS

         SECTION 5.1  Distributions................................................................. 31
         SECTION 5.2  Payments in Respect of Transferor Certificate................................. 33
         SECTION 5.3  Daily Reports and Monthly Reports............................................. 33
         SECTION 5.4  Annual Tax Information........................................................ 34
         SECTION 5.5  Periodic Perfection Certificate............................................... 34

ARTICLE VI  EARLY AMORTIZATION EVENTS

         SECTION 6.1  Early Amortization Events..................................................... 35

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

         SECTION 6.2  Early Amortization Period..................................................... 37

ARTICLE VII   OPTIONAL REDEMPTION; INDEMNITIES

         SECTION 7.1  Optional Redemption of Investor Interests..................................... 37
         SECTION 7.2  Indemnification by Transferor................................................. 37
         SECTION 7.3  Indemnification by Servicer................................................... 38

ARTICLE VIII  MISCELLANEOUS

         SECTION 8.1  Amendment, Waiver, Etc........................................................ 39
         SECTION 8.2  Trustee....................................................................... 39
         SECTION 8.3  Instructions in Writing....................................................... 39
         SECTION 8.4  Rule 144A..................................................................... 39
         SECTION 8.5  Supplemental Ratings Requirement.............................................. 39
         SECTION 8.6  Waiver........................................................................ 40
         SECTION 8.7  Restrictions on Transfer...................................................... 40
         SECTION 8.8  Incorporation by Reference.................................................... 47
         SECTION 8.9  Survival of Agreement......................................................... 47
         SECTION 8.10 Lockbox Accounts.............................................................. 47
         SECTION 8.11 Servicing in Florida.......................................................... 47
         SECTION 8.12 Regulation S Matters.......................................................... 47

                                    EXHIBITS

EXHIBIT A                  Form of Class A Certificate

EXHIBIT B                  Form of Class B Certificate

EXHIBIT C                  Form of Class C Certificate

EXHIBIT D                  Form of Daily Report

EXHIBIT E                  Form of Monthly Report

EXHIBIT F                  Form of Purchaser Letter

EXHIBIT G                  Form of Tax Statement (for transfer of Class C Certificates)

EXHIBIT H                  Form of Certificate to be Given by Certificate Owner

EXHIBIT I                  Form of Certificate to be Given by Euroclear or Cedel

EXHIBIT J                  Form of Certificate to be Given by Transferee of Beneficial
                           Interest in a Regulation S Temporary Book-Entry Certificate

EXHIBIT K                  Form of Transfer Certificate for Exchange of Transfer From
                           144A Book-Entry Certificate to Regulation S Book-Entry
                           Certificate

EXHIBIT L                  Form of Placement Agent Exchange Instructions

         This SERIES 1998-3 SUPPLEMENT, dated as of December 18, 1998 (this "Supplement"), is made among AMERISERVE FUNDING CORPORATION, a Delaware corporation, as Transferor, AMERISERVE FOOD DISTRIBUTION, INC., a Delaware corporation, as initial Servicer, and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association, as Trustee.

                              PRELIMINARY STATEMENT

         Pursuant to the Amended and Restated Pooling and Servicing Agreement, dated as of July 28, 1998 (as it may be amended, amended and restated, supplemented or otherwise modified from time to time, and as supplemented hereby, the "Pooling Agreement"), among Transferor, Servicer and Trustee, Transferor may from time to time direct Trustee to issue and authenticate, on behalf of the Trust, one or more Series of Certificates. Certain terms applicable to a Series are to be set forth in a Supplement. This Supplement is a "Supplement" as that term is defined in the Pooling Agreement.

         Pursuant to this Supplement, Transferor and Trustee shall create a Series of Certificates ("Series 1998-3").

ARTICLE I  DEFINITIONS; INCORPORATION OF TERMS

         SECTION 1.1 Definitions. (a) Capitalized terms used and not otherwise defined herein are used as defined in Appendix A to the Pooling Agreement. This Supplement shall be interpreted in accordance with the conventions set forth in Part B of that Appendix A.

         (b) Each reference in this Supplement to funds on deposit in the Carrying Cost Account, the Equalization Account or the Principal Funding Account (or similar phrase) refers only to funds in the administrative sub-accounts of those accounts that are allocated to Series 1998-3. Unless the context otherwise requires, in this Supplement: (i) each reference to a "Daily Report" or "Monthly Report" refers to a Daily Report or Monthly Report for the Series 1998-3 Certificates; (ii) each reference to the "Servicing Fee" refers to the Servicing Fee allocable to Series 1998-3; (iii) each reference to the "Series Collection Allocation Percentage" refers to the Series Collection Allocation Percentage for the Series 1998-3 Certificates; and (iv) each reference to the Transaction Documents shall be deemed to include a reference to the Certificate Purchase Agreement.

         (c) Each capitalized term defined below relates only to the Series 1998-3 Certificates and to no other Series of Certificates. Whenever used in this Supplement, the following words and phrases shall have the following meanings:

         "Adjusted Carrying Cost Reserve" means the product of (a) the Carrying Cost Receivables Reserve multiplied by (b) a fraction, the numerator of which is one (1), and the denominator of which is the result of one (1) minus the Weighted Average Reserve Ratio.

         "Adjusted Eligible Receivables" means, on any Business Day, the result, in each case as reflected in the Daily Report for that Business Day, of (a) the aggregate Unpaid Balance of Eligible Receivables on that day, minus (b) the Unapplied Cash on that day, plus (c) the Aggregate Retained Balances on that day.

         "Aged Receivables Ratio" means, as calculated in each Monthly Report as of the Cut-Off Date for the most recently ended Calculation Period, a fraction (expressed as a percentage) (a) the numerator of which is the sum of (i) the aggregate Unpaid Balance of Receivables (other than Tricon Receivables) that remained outstanding 91 to 120 days after their respective original invoice dates, as determined as of such Cut-Off Date, plus without duplication (ii) the aggregate Unpaid Balance of Receivables (other than Tricon Receivables) that were written off as uncollectible during such Calculation Period and that, if not so written off, would have been outstanding not more than 90 days after their respective original invoice dates, as determined as of such Cut-Off Date and (b) the denominator of which is the aggregate amount payable pursuant to invoices relating to Receivables (other than Tricon Receivables) originated during the Calculation Period that occurred three Calculation Periods prior to the most recently ended Calculation Period, as determined as of such Cut-Off Date.

         "Aggregate Retained Balances" means, on any Business Day, the aggregate of the balances relating to Receivables other than Tricon Receivables retained in Lockbox Accounts or Blocked Accounts for items in the process of collection but for which funds have not been made available by the related Lockbox Bank or Blocked Account Bank, provided that (i) no notice of insufficient funds or similar situation shall exist with respect thereto and (ii) the Unpaid Balance of Receivables (other than Tricon Receivables) shall have been reduced by an amount equal to such balances.

         "Allocated NER" means the product of (a) the Series Collection Allocation Percentage multiplied by (b) the Net Eligible Receivables.

         "Alternate Base Rate" means, on any day, a fluctuating rate of interest per annum equal to the higher of:

                  (a) the rate of interest in effect for such day as publicly announced from time to time by Bank of America in San Francisco, California, as its "reference rate", and

                  (b)  the Federal Funds Rate.

The "reference rate" is a rate set by Bank of America based upon various factors including Bank of America's costs and desired return, general economic conditions and other factors, and is used as reference point for pricing some loans, which may be priced at, above, or below such announced rate.

         Any change in the reference rate announced by Bank of America shall take effect without prior notice to any Person at the opening of business on the day specified in the public announcement of such change.

         "Amortization Period" means the period (x) beginning on the earliest of
(i) the Termination of Sale Notice Date, (ii) the Expected Revolving Period Termination Date, (iii) the Optional Termination Date, and (iv) the date, if any, on which an Early Amortization Period commences, and (y) ending on the earlier of (i) the Final Scheduled Payment Date and (ii) the date on which this Supplement shall have terminated pursuant to Section 8.9.

         "Amortization Period Calculation Date" means the day before an Amortization Period begins.

         "Applicable Ratings Factor" means the Class A Ratings Factor, the Class B Ratings Factor or the Class C Ratings Factor, as specified in each calculation where the Applicable Ratings Factor is used.

         "ASA Measuring Period" means with respect to each Cut-Off Date and each Calculation Period falling in an Amortization Period, the Calculation Period ending on such Cut-Off Date (or the portion of such Calculation Period falling after the Amortization Period Calculation Date, in the case of the first Cut-Off Date falling in the Amortization Period).

         "Available Subordinated Amount" means, at any time during the Amortization Period, the amount calculated pursuant to Section 4.6.

         "Bank of America" means Bank of America National Trust and Savings Association and its successors.

         "Base Amount" means, on any Business Day, the result of the following formula:

         Allocated NER - ROCA

where:

Allocated NER     =        the Allocated NER as reported in the Daily Report for
                           that Business Day; and

ROCA              =        the Required Overcollateralization Amount as reported
                           in the Daily Report for that Business Day.

         "Carrying Cost Cash Reserve Amount" means an amount equal to the Current Carrying Costs.

         "Carrying Cost Receivables Reserve" means, on any Business Day, the result of:

                  (a) the Current Carrying Costs; plus

                  (b) the product of (i) the Outstanding Principal Balances of the Series 1998-3 Certificates, multiplied by (ii) (A) 1.5 times (B) the Series 1998-3 Weighted Average Certificate Rate, multiplied by
         (iii) a fraction the numerator of which is the product of 2.0 and the number of Turnover Days and the denominator of which is 360; plus

                  (c) the product of (i) the Series Collection Allocation Percentage on the preceding Distribution Date, multiplied by (ii) the aggregate Unpaid Balance of Receivables (other than Tricon Receivables) on such Distribution Date, multiplied by (iii) 2%, multiplied by (iv) a fraction the numerator of which is the product of 2.0 and the number of Turnover Days and the denominator of which is 360; plus

                  (d) the product of (i) $50,000, multiplied by (ii) a fraction, the numerator of which is the product of 2.0 times the number of Turnover Days and the denominator of which is 360; minus

                  (e) the balance on deposit in the Carrying Cost Account at the beginning of that Business Day.

         "Certificate Purchase Agreement" means the Certificate Purchase Agreement dated December 16, 1998 among Transferor, AmeriServe, ProSource and the Initial Purchasers, as the same may be amended, amended and restated or otherwise modified from time to time in accordance with its terms. The Certificate Purchase Agreement is hereby designated a "Transaction Document".

         "Certificate Spread" means:

                  (a) for Class A Certificates, fifty-two one-hundredths of one percent (0.52 %) per annum;

                  (b) for Class B Certificates, one and one-quarter percent (1.25%) per annum; and

                  (c) for Class C Certificates, two and one-half percent (2.5%) per annum.

         "Class A Adjusted Invested Amount" means, on any Business Day, the result of (a) the Class A Initial Invested Amount minus (b) the aggregate amount of deposits made on or prior to such Business Day in the Principal Funding Account with respect to Series 1998-3.

         "Class A Certificates" is defined in Section 2.1. Each Class A Certificate shall be substantially in the form of Exhibit A.

         "Class A Certificate Rate" means a rate per annum equal to One-Month LIBOR plus the Certificate Spread for the Class A Certificates.

         "Class A Certificateholder" means a Holder of a Class A Certificate.

         "Class A Initial Invested Amount" means (a) at any time during the Revolving Period, the Class A Invested Amount at that time and (b) at any other time, the Class A Invested Amount at the end of the Revolving Period.

         "Class A Invested Amount" means, at any time, (a) the initial aggregate Outstanding Principal Balances of the Class A Certificates, less (b) the aggregate amount of all distributions that have been made to the Holders of the Class A Certificates on account of principal, and the amount of all Investor Write-Offs that have been applied to reduce the Class A Invested Amount (provided that, notwithstanding the foregoing, the Class A Invested Amount shall never be reduced below zero), plus (c) Investor Allocable Recoveries and Investor Allocable Dilution Adjustments that have been applied to reinstate the Class A Invested Amount.

         "Class A Minimum Required Reserve Ratio" means the sum, as of any Cut-Off Date, of (a) 18% plus (b) the product of the average of the Dilution Ratios for the period of 12 preceding Calculation Periods ending on that Cut-Off Date, multiplied by the Dilution Horizon Variable for that Cut-Off Date.

         "Class A Ratings Factor" means 2.5.

         "Class A Required Overcollateralization Amount" means, on any Business Day, the result of:

                  (a) if the Allocated NER exceeds or is equal to the Targeted NER, the sum of (i) the Adjusted Carrying Cost Reserve plus (ii) the excess, if any, of (x) the product of the Class A Required Receivables multiplied by the Class A Reserve Ratio over (y) the sum of the Class B Adjusted Invested Amount plus the Class C Adjusted Invested Amount; or

                   (b) if the Allocated NER is less than the Targeted NER, the sum of (i) the Adjusted Carrying Cost Reserve plus (ii) the excess, if any, of (x) the Allocated NER multiplied by the Class A Reserve Ratio over (y) the sum of the Class B Adjusted Invested Amount plus the Class C Adjusted Invested Amount.

         "Class A Required Receivables" means, at any time, the product of (a) the Class A Adjusted Invested Amount as set forth in the most recent Daily Report received by the Trustee, multiplied by (b) a fraction, the numerator of which is one (1) and the denominator of which is one (1) minus the Class A Reserve Ratio.

         "Class A Required Reserve Ratio" means, as calculated in each Monthly Report, the greater of (a) the Loss Reserve Ratio plus the Dilution Reserve Ratio, each calculated using the Class A Ratings Factor, and (b) the Loss Reserve Ratio (Z-value) plus the Dilution Reserve Ratio (Z-value), each calculated using the Class A Ratings Factor and the Class A Z-value, as applicable.

         "Class A Reserve Ratio" means, during any Distribution Period, the greater of (a) the Class A Minimum Required Reserve Ratio and (b) the Class A Required Reserve Ratio, each as calculated in the Monthly Report required to be delivered on the Report Date immediately prior to the start of that Distribution Period; provided that during the period from the Closing Date to the first Distribution Date thereafter the Class A Reserve Ratio shall be 19.56%.

         "Class A Z-value" means 2.58.

         "Class B Adjusted Invested Amount" means, on any Business Day, the result of (a) the Class B Initial Invested Amount minus (b) the excess, if any, of (i) the aggregate amount of deposits made on or prior to such Business Day in the Principal Funding Account with respect to Series 1998-3 over (ii) the Class A Initial Invested Amount.

         "Class B Certificates" is defined in Section 2.1. Each Class B Certificate shall be substantially in the form of Exhibit B.

         "Class B Certificate Rate" means a rate per annum equal to One-Month LIBOR plus the Certificate Spread for the Class B Certificates.

         "Class B Certificateholder" means a Holder of a Class B Certificate.

         "Class B Initial Invested Amount" means (a) at any time during the Revolving Period, the Class B Invested Amount at that time and (b) at any other time, the Class B Invested Amount at the end of the Revolving Period.

         "Class B Invested Amount" means, at any time, the result of (a) the initial aggregate Outstanding Principal Balances of the Class B Certificates, less (b) the aggregate amount of all distributions that have been made to the Holders of the Class B Certificates on account of principal, and the amount of all Investor Write-Offs that have been applied to reduce the Class B Invested Amount (provided that, notwithstanding the foregoing, the Class B Invested Amount shall never be reduced below zero), plus (c) Investor Allocable Recoveries and Investor Allocable Dilution Adjustments that have been applied to reinstate the Class B Invested Amount.

         "Class B Minimum Required Reserve Ratio" means the sum, as of any Cut-Off Date, of (a) 12% plus (b) the product of the average of the Dilution Ratios for the period of 12 preceding Calculation Periods ending on that Cut-Off Date, multiplied by the Dilution Horizon Variable for that Cut-Off Date.

         "Class B Ratings Factor" means 2.0.

         "Class B Required Overcollateralization Amount" means, on any Business
Day:

                  (a) if the Allocated NER exceeds or is equal to the Targeted NER, the sum of (i) the Adjusted Carrying Cost Reserve plus (ii) the excess, if any, of (x) the product of the Class B Required Receivables multiplied by the Class B Reserve Ratio over (y) the Class C Adjusted Invested Amount; or

                  (b) if the Allocated NER is less than the Targeted NER, the sum of (i) the Adjusted Carrying Cost Reserve plus (ii) the excess, if any, of (x) the product of the Allocated NER multiplied by the Class B Reserve Ratio over (y) the Class C Adjusted Invested Amount.

         "Class B Required Receivables" means, at any time, the product of (a) the sum of (x) the Class B Adjusted Invested Amount as set forth in the most recent Daily Report received by the Trustee plus the Class A Adjusted Invested Amount as set forth in the most recent Daily Report received by the Trustee, multiplied by (b) a fraction, the numerator of which is one (1) and the denominator of which is one (1) minus the Class B Reserve Ratio.

         "Class B Required Reserve Ratio" means, as calculated in each Monthly Report, the greater of (a) the Loss Reserve Ratio plus the Dilution Reserve Ratio, each calculated using the Class B Ratings Factor, and (b) the Loss Reserve Ratio (Z-value) plus the Dilution Reserve Ratio (Z-value), each calculated using the Class B Ratings Factor and the Class B Z-value, as applicable.

         "Class B Reserve Ratio" means, during any Distribution Period, the greater of (a) the Class B Minimum Required Reserve Ratio and (b) the Class B Required Reserve Ratio, each as calculated in the Monthly Report required to be delivered on the Report Date immediately prior to the start of that Distribution Period, provided that during the period from the Closing Date to the first Distribution Date thereafter the Class B Reserve Ratio shall be 15.13%.

         "Class B Z-value" means 1.96.

         "Class C Adjusted Invested Amount" means, on any Business Day, the result of (a) the Class C Initial Invested Amount minus (b) the excess, if any, of (i) the aggregate amount of deposits made on or prior to such Business Day in the Principal Funding Account with respect to Series 1998-3 over (ii) the sum of the Class A Initial Invested Amount plus the Class B Initial Invested Amount.

         "Class C Certificates" is defined in Section 2.1. Each Class C Certificate shall be substantially in the form of Exhibit C.

         "Class C Certificate Rate" means a rate per annum equal to One-Month LIBOR plus the Certificate Spread for the Class C Certificates.

         "Class C Certificateholder" means a Holder of a Class C Certificate.

         "Class C Initial Invested Amount" means (a) at any time during the Revolving Period, the Class C Invested Amount at that time and (b) at any other time, the Class C Invested Amount at the end of the Revolving Period.

         "Class C Invested Amount" means, at any time, the result of (a) the initial aggregate Outstanding Principal Balances of the Class C Certificates, less (b) the aggregate amount of all distributions that have been made to the Holders of the Class C Certificates on account of principal, and the amount of all Investor Write-Offs that have been applied to reduce the Class C Invested Amount (provided that, notwithstanding the foregoing, the Class C Invested Amount shall never be reduced below zero), plus (c) Investor Allocable Recoveries and Investor Allocable Dilution Adjustments that have been applied to reinstate the Class C Invested Amount.

         "Class C Minimum Required Reserve Ratio" means the sum, as of any Cut-Off Date, of (a) 9% plus (b) the product of the average of the Dilution Ratios for the period of 12 preceding Calculation Periods ending on that Cut-Off Date, multiplied by the Dilution Horizon Variable for that Cut-Off Date.

         "Class C Ratings Factor" means 1.5.

         "Class C Required Overcollateralization Amount" means, on any Business
Day:

                  (a) if the Allocated NER exceeds or is equal to the Targeted NER, the sum of (i) the Adjusted Carrying Cost Reserve plus (ii) the product of the Class C Required Receivables multiplied by the Class C Reserve Ratio; or

                  (b) if the Allocated NER is less than the Targeted NER, the sum of (i) the Adjusted Carrying Cost Reserve plus (ii) the product of the Allocated NER multiplied by the Class C Reserve Ratio.

         "Class C Required Receivables" means, at any time, the product of (a) the Series 1998-3 Adjusted Invested Amount as set forth in the most recent Daily Report received by the Trustee, multiplied by (b) a fraction, the numerator of which is one (1) and the denominator of which is one (1) minus the Class C Reserve Ratio.

         "Class C Required Reserve Ratio" means, as calculated in each Monthly Report, the greater of (a) the Loss Reserve Ratio plus the Dilution Reserve Ratio, each calculated using the Class C Ratings Factor, and (b) the Loss Reserve Ratio

(Z-value) plus the Dilution Reserve Ratio (Z-value), each calculated using the Class C Ratings Factor and the Class C Z-value, as applicable.

         "Class C Reserve Ratio" means, during any Distribution Period, the greater of (a) the Class C Minimum Required Reserve Ratio and (b) the Class C Required Reserve Ratio, each as calculated in the Monthly Report required to be delivered on the Report Date immediately prior to the start of that Distribution Period, provided that during the period from the Closing Date to the first Distribution Date thereafter the Class C Reserve Ratio shall be 11.69%.

         "Class C Z-value" means 1.96.

         "Closing Date" means December 18, 1998.

         "Code" means the Internal Revenue Code.

         "Concentration Adjusted Eligible Receivables" means, at any time, the positive difference of (a) the Adjusted Eligible Receivables, minus (b) the then aggregate amount of all Excess Concentration Balances with respect to all Obligors.

         "Concentration Percentage" means:

         (i) for any Obligor (other than a Special Obligor), the applicable percentage set forth below:

             (a)      21.0% for any Tier-1 Obligor;

             (b)      15.0% for any Tier-2 Obligor;

             (c)      7.5% for any Tier-3 Obligor;

             (d)      4.5% for any Tier-4 Obligor;

             (e)      3.0% for any Tier-5 Obligor; and

         (ii) for each Special Obligor, such percentage as has been so designated in writing from time to time by Transferor to the Trustee (and any percentage previously designated in accordance with this clause (ii) may be increased or decreased to a percentage designated in writing by Transferor from time to time to the Trustee), provided that the designation of any percentage (or any increase in such percentage) contemplated by this clause (ii) shall not be effective unless the Modification Condition shall have been satisfied with respect to the designation of such percentage (or any such increased percentage).

         All Obligors that are known or should have been known to the Servicer as being Affiliates of each other shall be deemed to be a single Obligor for purposes of calculating the related Concentration Percentage and the Excess Concentration Balances. For the purposes of determining which Concentration Percentage should apply to such affiliated Obligors, only the short-term unsecured debt rating or long-term unsecured debt rating, as applicable, of the lowest rated Obligor of such affiliated Obligors shall be considered.

         "Current Carrying Costs" means, during any Distribution Period, an amount equal to the sum of (i) the amount of interest (including additional interest pursuant to Section 4.1(d)) on the Series 1998-3 Certificates and the amount of the Servicing Fee that shall be payable on the next Distribution Date, plus (ii) accrued and unpaid expenses described in Section 7.2(l)(C) of the Pooling Agreement, plus (iii) the Monthly Trustee Payment Amount, plus (iv) accrued and unpaid Transition Costs.

         "Daily Series Collections" is defined in Section 4.2.

         "DCR" means Duff & Phelps Credit Rating Co., and any successor thereto which is a nationally recognized rating agency.

         "Dilution Horizon Variable" means, at any time, a fraction having (a) a numerator equal to the sum of the aggregate amounts payable pursuant to invoices giving rise to Receivables (other than Tricon Receivables) and generated by the Sellers during the Calculation Period ending on the most recent Cut-Off Date (as of that Cut-Off Date) and (b) a denominator equal to the Net Eligible Receivables as of such Cut-Off Date.

         "Dilution Ratio" means, as calculated by the Servicer and provided in each Monthly Report as of the most recent Cut-Off Date, a fraction (expressed as a percentage) having (a) a numerator equal to the aggregate amount of Dilution on the Receivables (other than Tricon Receivables) occurring during the Calculation Period ending on the most recent Cut-Off Date, and (b) a denominator equal to the aggregate amounts payable pursuant to invoices giving rise to Receivables (other than Tricon Receivables) that were generated by the Sellers during the Calculation Period ending on the second most recent Cut-Off Date.

         "Dilution Reserve Ratio" means, as calculated by the Servicer and provided in each Monthly Report, the result (expressed as a percentage) calculated in accordance with the following formula:

         {(ARF x ADR) + [(HDR-ADR) x (HDR/ADR)]} x DHV

where:

ADR      =        the average of the Dilution Ratios during the period of 12 consecutive Calculation Periods ending on the related Cut-Off
                  Date;

ARF      =        the Applicable Ratings Factor;
DHV      =        the Dilution Horizon Variable; and
HDR      =        the highest Dilution Ratio as of the end of any of the 12
                  consecutive Calculation Periods ending on the related Cut-Off
                  Date.

         "Dilution Reserve Ratio (Z-value)" means, as calculated by the Servicer and provided in each Monthly Report, the result (expressed as a percentage) calculated in accordance with the following formula:

         [(ARF x ADR) + (Z-value x SD)] x DHV

where:

ADR      =        the average of the Dilution Ratios during the period of 12 consecutive Calculation Periods ending on the related Cut-Off
                  Date;
ARF      =        the Applicable Ratings Factor;
DHV      =        the Dilution Horizon Variable; and
SD       =        the sample standard deviation, during the period of 12
                  consecutive Calculation Periods ending on the related Cut-Off
                  Date, of the Dilution Ratio.

         "Distribution Period" means each period from one Distribution Date to the next Distribution Date; provided that the first Distribution Period will be the period from the Closing Date to the Distribution Date occurring in the month following the month in which the Closing Date occurs.

         "Distribution Shortfall" means, on any Business Day:

         (a) with respect to Series 1998-3, that the funds available for allocation to the Carrying Cost Account, the Principal Funding Account and the Equalization Account on such Business Day pursuant to Section 4.3 or Section 4.4, as the case may be, are less than the amounts, if any, required to be deposited in such accounts on such Business Day pursuant to Section 4.3 or
Section 4.4, as the case may be; and

         (b) with respect to any Series (other than Series 1998-1 and Series 1998-3), that the funds available for allocation to the Carrying Cost Account, the Principal Funding Account and the Equalization Account on such Business Day pursuant to the Supplement for such Series are less than the amounts, if any, required to be deposited in such accounts on such Business Day pursuant to such Supplement.

         "Domestic Person" means any Person that has a place of business located in the United States or Puerto Rico.

         "Early Amortization Event" is defined in Section 6.1.

         "Early Amortization Period" means the period beginning on the applicable date determined in accordance with Section 6.2 and ending on the day on which the Series 1998-3 Invested Amount has been reduced to zero.

         "Eligible Deposit Account" means (a) a segregated trust account maintained at a national bank with a long-term unsecured debt rating of at least "A" or the equivalent thereof by the Rating Agencies, (b) a deposit account maintained with a bank that has a long-term unsecured debt rating of not less than "AA-" (or, in the case of a Bank Account, "BBB") or the equivalent thereof by the Rating Agencies, or a short-term unsecured debt rating of not less than "A-1+" or "D-1," or the equivalent thereof, by the Rating Agencies or (c) another deposit account as to which the Modification Condition has been satisfied.

         "Eligible Obligor" means, at any time, an Obligor that satisfies the following criteria:

         (a) it is a Domestic Person and is not (i) the United States government or any of its agencies or instrumentalities or (ii) a state or local government or any agency or instrumentality thereof, provided that not more than 3% of the aggregate Unpaid Balances of the Eligible Receivables may be owed by Obligors which are not Domestic Persons if (x) such Receivables are otherwise Eligible Receivables, (y) the payment of such Receivables is fully supported by an irrevocable Dollar-denominated letter of credit issued by a Rated Bank in favor of the applicable Seller or other irrevocable Dollar-denominated credit support issued by a Rated Bank in favor of the applicable Seller and (z) such letter of credit or other credit support is assignable to Transferor and can be enforced by the Servicer (including any successor Servicer) or Trustee;

         (b) it is not an Affiliate of AmeriServe and, without limiting the foregoing, is not a direct or indirect Subsidiary of AmeriServe or any other Person with respect to which AmeriServe or any of its Subsidiaries owns, directly or indirectly, more than 50% of the Person's equity interests;

         (c) with respect to which no Bankruptcy Event had occurred and was continuing as of the end of the most recent Calculation Period and is continuing;

         (d) as of the end of the most recent Calculation Period, no more than 25% of the aggregate Unpaid Balance of all Receivables of the Obligor were (for reasons other than disputes) aged more than 120 days past their respective original invoice dates; and

         (e) as of the end of the most recent Calculation Period, none of the Receivables of the Obligor was evidenced by promissory notes.

         "Eligible Receivable" shall have the meaning set forth in Appendix A to the Pooling Agreement, except that for purposes of this Supplement: (i) no Receivable shall be an Eligible Receivable if (x) a State Tax Opinion Request (defined below) has been made with respect to the related Servicing Jurisdiction (defined below) and (y) the Modification Condition has not been satisfied; (ii) no Tricon Receivable shall be an Eligible Receivable; (iii) clause (b) of the definition of Eligible Receivable in such Appendix A shall be deemed to read as follows: "(b) that represents a bona fide obligation resulting from a sale of goods that have been shipped or services that have been performed and for which an invoice has been sent to the applicable Obligor, and that is due and payable not more than 45 days after the original date of such invoice, provided that not more than 1% of the aggregate Unpaid Balances of the Eligible Receivables may be due and payable up to 60 days after the original dates of the related invoices"; and (iv) clause (c) of the definition of Eligible Receivable in such Appendix A shall be deemed to read as follows: "(c) that, as of that time, is not aged more than 60 days past its original invoice date".

         As used in the previous sentence:

                  "Servicing Jurisdiction" means a state in which the Servicer or a Sub-Servicer conducts some or all of its servicing, administration or collection operations in respect of Receivables, and the "related" Servicing Jurisdiction with respect to a Receivable means the Servicing Jurisdiction from which such Receivable is serviced, administered or collected.

                  "State Tax Opinion" means a written opinion of counsel, addressed to the Trustee and the Rating Agencies, and in form and substance (and from counsel) satisfactory to the Rating Agencies, to the effect that, for purposes of state income and franchise tax purposes in the relevant Servicing Jurisdiction, (i) the Trust shall not be subject to any income, franchise or entity level tax, (ii) the Class A Certificates and the Class B Certificates shall be characterized as debt and (iii) the Class C Certificates shall be characterized as debt or partnership interests.

                  "State Tax Opinion Request" means a written request from the Trustee or a Rating Agency to the Servicer requesting the Servicer to cause a State Tax Opinion to be rendered.

         "Excess Concentration Balances" means, on any day with respect to any Obligor, the excess, if any, of (a) the aggregate Unpaid Balances of Eligible Receivables it owes, over (b) the result of (i) the Adjusted Eligible Receivables multiplied by (ii) the Concentration Percentage for such Obligor.

         "Expected Revolving Period Termination Date" means the Distribution Date in December 2001.

         "Federal Funds Rate" means, on any day, (a) the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if the day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York, plus (b) 100 basis points; provided that if the rate set forth in clause (a) above is not so published for any Business Day, the rate for purposes of such clause (a) shall be the average of the quotations for the day on such transactions received by the Servicer from three Federal funds brokers of recognized standing selected by it.

         "Final Scheduled Payment Date" means the Distribution Date in December 2002.

         "Guarantor" means AmeriServe, in its capacity as the guarantor under the Seller Guaranty.

         "Holder" means a Holder (as defined in the Pooling Agreement) of a Series 1998-3 Certificate.

         "Initial Invested Amount" means (a) at any time during the Revolving Period, the Series 1998-3 Invested Amount at that time and (b) at any other time, the Series 1998-3 Invested Amount at the end of the Revolving Period.

         "Initial Purchasers" means, collectively, (i) NationsBanc Montgomery Securities LLC, and any successor thereto, (ii) BT Alex. Brown Incorporated, and any successor thereto, and (iii) Donaldson, Lufkin & Jenrette Securities Corporation, and any successor thereto.

         "Initial Series 1998-3 Invested Amount" means (a) at any time during the Revolving Period, the Series 1998-3 Invested Amount at that time and (b) at any other time, the Series 1998-3 Invested Amount at the end of the Revolving Period.

         "Institutional Accredited Investor" is defined in Section 8.7(a).

         "Intercreditor Agreement" means the Intercreditor Agreement dated as of July 11, 1997 between the Trustee and the Administrative Agent under the AmeriServe Credit Agreement, as such Intercreditor Agreement may be amended, amended and restated or otherwise modified from time to time in accordance with its terms.

         "Intercreditor Provisions" means the following provisions of the AmeriServe Credit Agreement: Sections 5.5, 9.1(n), 9.2(g), 9.2(h), 9.3(d), 9.4(e), 9.4(f), 9.5(l), 9.6(a), 9.8(e), 9.16, 9.21 and the definitions of
"Intercreditor Agreement", "Joint Venture", "Pooling and Servicing Agreement", "Purchase Money Note", "Qualified Receivables Transaction", "Receivable Stated Amount", "Receivables", "Receivables Bridge Facilities", "Receivables Documents", "Receivables Financing Costs", "Receivables Investor Instruments", "Receivables Program Assets", "Receivables Program Obligations", "Receivables Related Assets", "Receivables Seller", "Receivables Subsidiary", "Special Purpose Vehicle", "Standard Securitization Undertakings", and "Subsidiary".

         "Interest Period" means a Distribution Period.

         "Investor Allocable Dilution" means, for any ASA Measuring Period, the product of the aggregate amount of Dilution for that ASA Measuring Period as to which neither the applicable Seller nor the Guarantor has made payment, if required by Section 3.1(d) or Section 3.1(e) of the Purchase Agreement, on account of Seller Dilution Adjustments, multiplied by the Investor Allocation Percentage as of the first Business Day of that ASA Measuring Period.

         "Investor Allocable Dilution Adjustments" is defined in Section 4.8.

         "Investor Allocable Loss Amount" means, for any ASA Measuring Period, the product of the Loss Amount for that ASA Measuring Period, multiplied by the Investor Allocation Percentage as of the first Business Day of that ASA Measuring Period.

         "Investor Allocable Recoveries" means, for any ASA Measuring Period, the product of the Net Recoveries for that ASA Measuring Period, multiplied by the Investor Allocation Percentage as of the first Business Day of that ASA Measuring Period.

         "Investor Allocation Percentage" means:

                  (a) on any Business Day falling in the Revolving Period, a fraction (expressed as a percentage, which in any event may not exceed 100%) (i) the numerator of which is the Net Invested Amount as of that Business Day, and (ii) the denominator of which is the Base Amount as of that Business Day; and

                  (b) on any Business Day falling in the Amortization Period, a fraction (expressed as a percentage, which in any event may not exceed 100%) (i) the numerator of which is the Net Invested Amount as of the Amortization Period Calculation Date, and (ii) the denominator of which is the Base Amount as of the Amortization Period Calculation Date.

         "Investor Write-Offs" means, as calculated in any Monthly Report relating to a Calculation Period falling completely or partially in an Amortization Period:

                  (a) if the Available Subordinated Amount is greater than zero at the end of the related ASA Measuring Period, zero; and

                  (b) if the Available Subordinated Amount is zero at the end of the related ASA Measuring Period (taking into account any reduction in the Available Subordinated Amount shown in such Monthly Report), the excess (if any) of (x) the result of (A) the Investor Allocable Loss Amount, plus (B) the Investor Allocable Dilution, minus (C) Investor Allocable Recoveries and minus
(D) Investor Allocable Dilution Adjustments for the related ASA Measuring Period, over (y) the Available Subordinated Amount as of the first Business Day of that ASA Measuring Period.

         "Loss Amount" means, with respect to any ASA Measuring Period, an amount equal to the positive difference (if any) of (a) the amount of Receivables held by the Trust that became Write-Offs during that ASA Measuring Period, minus (b) the amount of Recoveries received during that ASA Measuring Period.

         "Loss Reserve Ratio" means, as calculated by the Servicer and provided in each Monthly Report, the result (expressed as a percentage) of (a) the Applicable Ratings Factor, multiplied by (b) the highest average of the Aged Receivables Ratio for any three consecutive Calculation Periods that occurred during the preceding 12 consecutive Calculation Periods ending on the most recent Cut-Off Date, multiplied by (c) a fraction having (i) a numerator equal to the sum of the aggregate amounts payable pursuant to invoices giving rise to Receivables (other than Tricon Receivables) generated by the Sellers during the two Calculation Periods preceding or ending on the most recent Cut-Off Date, and
(ii) a denominator equal to the Net Eligible Receivables, as of the most recent Cut-Off Date, multiplied by (d) the Payment Term Multiplier.

         "Loss Reserve Ratio (Z-value)" means, as calculated by the Servicer and provided in each Monthly Report, the result (expressed as a percentage) of (a) the Loss Reserve Ratio, plus (b) the product of (i) the Z-value, multiplied by
(ii) the sample standard deviation of the Aged Receivables Ratio during the preceding 12 consecutive Calculation Periods ending on the most recent Cut-Off Date, multiplied by (iii) the Payment Term Multiplier.

         "Monthly Trustee Payment Amount" means the sum of (i) the dollar amount specified in the fee schedule delivered by Trustee to the Servicer on or prior to the Closing Date, as modified from time to time with the prior written consent of the Servicer, plus (ii) any reasonable and documented out-of-pocket expenses incurred by Trustee in the administration of its duties hereunder; provided that the Monthly Trustee Payment Amount shall not exceed $5,000 for any month.

         "Moody's" means Moody's Investors Service, Inc., and any successor thereto which is a nationally recognized rating agency.

         "Net Eligible Receivables" means, at any time, the positive difference of (a) the Concentration Adjusted Eligible Receivables, minus (b) the sum of (i) the aggregate amount paid by Obligors to the Sellers in respect of any "cash in advance" or "cash on account" arrangement included in the calculation of the Concentration Adjusted Eligible Receivables and which has not been applied against goods shipped to such Obligors, plus (ii) the PACA Amount with respect to Receivables other than Tricon Receivables, plus (iii) the aggregate amount of sales tax included in the calculation of the Concentration Adjusted Eligible Receivables, plus (iv) the aggregate amount of royalties, advertising fees or marketing fees included in the calculation of the Concentration Adjusted Eligible Receivables, plus (v) the aggregate rebilled amount of all Debit Memos included in the calculation of the Concentration Adjusted Eligible Receivables.

         "Net Invested Amount" means, on any Business Day, the positive difference (if any) of (a) the Series 1998-3 Invested Amount, minus (b) the aggregate balance on deposit in the Equalization Account and the Principal Funding Account.

         "Net Recoveries" means, with respect to any ASA Measuring Period, an amount equal to the positive difference (if any) of (a) the amount of Recoveries received in that ASA Measuring Period minus (b) the amount of Receivables that became Write-Offs in that ASA Measuring Period.

         "New Issuance Proceeds" means some or all (as determined by the Transferor) of the proceeds of one or more New Issuances occurring after the Closing Date.

         "One-Month LIBOR" means, for any Interest Period, the rate per annum, determined by the Trustee and notified in writing by the Trustee to the Servicer, which is the arithmetic mean (rounded to the nearest 1/100 of 1%) of the offered rates for dollar deposits having a maturity of one month commencing on the first day of such Interest Period that appears on the Telerate British Bankers Assoc. Interest Settlement Rates Page (defined below) at approximately 11:00 a.m., London time on the second full Business Day prior to such date; provided, however, that if there shall at any time no longer exist a Telerate British Bankers Assoc. Interest Settlement Rates Page, "One-Month LIBOR" shall mean the rate per annum equal to the average rate at which the principal London offices of Bank of America, Citibank N.A. and J.P. Morgan are offered dollar deposits at or about 10:00 a.m., New York City time, two Business Days prior to the first Business Day of such Interest Period in the London eurodollar interbank market for delivery on the first day of such Interest Period for one month and in a principal amount equal to an amount of not less than $1,000,000. As used herein, "Telerate British Bankers Assoc. Interest Settlement Rates Page" means the display designated as Page 3750 on the Telerate System Incorporated Service (or such other page as may replace such page on such service for the purpose of displaying the rates at which dollar deposits are offered by leading banks in the London interbank deposit market), as reported by Bloomberg Financial Markets Commodities News (or by another source selected by the Trustee and notified by the Trustee to the Servicer).

         "Optional Termination Date" is defined in Section 4.9.

         "Optional Termination Notice" is defined in Section 4.9.

         "Outstanding Principal Balance" means, (i) with respect to any Class A Certificate, the actual outstanding principal balance of such Class A Certificate, taking into effect payments on account of principal (but no other payments) with respect to such Class A Certificate, but without taking into effect any changes in the Class A Invested Amount relating to Investor Write-Offs, Investor Allocable Recoveries or Investor Allocable Dilution Adjustments, (ii) with respect to any Class B Certificate, the actual outstanding principal balance of such Class B Certificate, taking into effect payments on account of principal (but no other payments) with respect to such Class B Certificate, but without taking into effect any changes in the Class B Invested Amount relating to

Investor Write-Offs, Investor Allocable Recoveries or Investor Allocable Dilution Adjustments, (iii) with respect to any Class C Certificate, the actual outstanding principal balance of such Class C Certificate, taking into effect payments on account of principal (but no other payments) with respect to such Class C Certificate, but without taking into effect any changes in the Class C Invested Amount relating to Investor Write-Offs, Investor Allocable Recoveries or Investor Allocable Dilution Adjustments, and (iv) with respect to the Series 1998-3 Certificates, the sum of the Outstanding Principal Balances of the Class A Certificates, the Class B Certificates and the Class C Certificates.

         "PACA Amount" at any time means the aggregate amount of obligations then owed by the Sellers to any Persons that may be entitled to make a claim for payment thereof pursuant to PACA.

         "Payment Term" means, with respect to any Receivable, the number of days between its invoice date and its due date.

         "Payment Term Multiplier" means one.

         "PFS" means the unincorporated food distribution business of PepsiCo, Inc. known as PFS that AmeriServe acquired from PepsiCo, Inc. in July, 1997.

         "Plans" means employee benefit plans (as defined in Section 3(3) of ERISA) and other retirement plans and arrangements described in Section 4975(e)(l) of the Code, including individual retirement accounts, individual retirement annuities and Keogh plans and insurance company separate accounts and bank collective investment funds, in which such plans, accounts, annuities or arrangements are invested.

         "Prepayment Premium" means the Transferor Optional Termination Prepayment Premium or the Termination of Sale Notice Prepayment Premium, as such terms are defined in Section 4.9.

         "Principal Payment Date" means any Distribution Date falling in the Amortization Period with respect to Series 1998-3.

         "PTCE" means a U.S. Department of Labor "Prohibited Transaction Class Exemption."

         "Purchaser Letter" means a letter substantially in the form of Exhibit
F.

         "Qualified Institutional Buyer" is defined in Section 8.7(b).

         "Rated Bank" means a bank which (a) is organized under the laws of the United States or any state thereof and (b) has either (x) a long-term unsecured debt rating of at least "A" from a Rating Agency or (y) a short-term unsecured debt rating of at least "A-1" or "D-1" from a Rating Agency.

         "Rating Agencies" has the meaning set forth in Appendix A to the Pooling Agreement, except that with respect to any Obligor, unless the context otherwise requires, Rating Agencies means: (a) if both DCR and S&P rate such Obligor, DCR and S&P; (b) if S&P rates such Obligor, but DCR does not, S&P; and
(c) if DCR rates such Obligor, but S&P does not, DCR.

         "Recoveries" means all Collections received by the Trustee in respect of Write-Offs.

         "Regulation S" is defined in Section 8.7(a).

         "Required Overcollateralization Amount" means, on any Business Day, the greatest of the Class A Required Overcollateralization Amount, the Class B Required Overcollateralization Amount and the Class C Required
Overcollateralization Amount.

         "Required Receivables" means, on any Business Day, the greatest of the Class A Required Receivables, the Class B Required Receivables and the Class C Required Receivables.

         "Required Series Holders" or "Required Series 1998-3
Certificateholders" means Holders whose Series 1998-3 Certificates evidence at least 66 2/3% of the Series 1998-3 Invested Amount.

         "Revolving Period" means the period beginning (a) on the Closing Date and (b) ending on the day before the first day of the Amortization Period.

         "Rule 144A" is defined in Section 8.7(a).

         "S&P" means Standard & Poor's, a division of The McGraw-Hill Companies, Inc., and any successor thereto which is a nationally recognized rating agency.

         "Series Collection Allocation Percentage" at any time means a fraction (expressed as a percentage), (a) the numerator of which is the Targeted NER and
(b) the denominator of which is the sum for all Series (other than Series 1998-1) of the "Targeted NER" as defined in the Supplements for such Series (other than Series 1998-1).

         "Series 1997-1" means the Floating Rate Variable Funding Certificates, Series 1997-1, issued by the Trust.

         "Series 1998-1" means the Floating Rate Variable Funding Certificates Series 1998-1, issued by the Trust.

         "Series 1998-2" means the Floating Rate Variable Funding Certificates, Series 1998-2, issued by the Trust.

         "Series 1998-3" is defined in the Preliminary Statement to this Supplement.

         "Series 1998-3 Adjusted Invested Amount" means the sum of the Class A Adjusted Invested Amount plus the Class B Adjusted Invested Amount plus the Class C Adjusted Invested Amount.

         "Series 1998-3 Certificateholders" means the Holders of the Series 1998-3 Certificates.

         "Series 1998-3 Certificates" means the Class A Certificates, the Class B Certificates and the Class C Certificates.

         "Series 1998-3 Invested Amount" means, at any time, the sum of the Class A Invested Amount plus the Class B Invested Amount plus the Class C Invested Amount. The Series 1998-3 Invested Amount shall be the "Invested Amount" of Series 1998-3 for purposes of the Pooling Agreement.

         "Series 1998-3 Weighted Average Certificate Rate" means, at any time, the sum of (a) the product of (i) the Class A Certificate Rate multiplied by
(ii) a fraction, the numerator of which is the Outstanding Principal Balances of the Class A Certificates and the denominator of which is the Outstanding Principal Balances of the Series 1998-3 Certificates, plus (b) the product of
(i) the Class B Certificate Rate multiplied by (ii) a fraction, the numerator of which is the Outstanding Principal Balances of the Class B Certificates and the denominator of which is the Outstanding Principal Balances of the Series 1998-3 Certificates plus (c) the product of (i) the Class C Certificate Rate multiplied by (ii) a fraction, the numerator of which is the Outstanding Principal Balances of the Class C Certificates and the denominator of which is the Outstanding Principal Balances of the Series 1998-3 Certificates.

         "Series Allocable Dilution Adjustments" means, for any ASA Measuring Period, the product of (a) the aggregate amount of payments pursuant to or in respect of Section 3.1(d) or Section 3.1(e) of the Purchase Agreement on account of Seller Dilution Adjustments received during that ASA Measuring Period relating to Dilution that occurred prior to that ASA Measuring Period multiplied by (b) the Investor Allocation Percentage as of the first Business Day of that ASA Measuring Period.

         "Servicing Fee" with respect to Series 1998-3 shall be calculated as follows:

         At any time when any AmeriServe Person is Servicer, the Servicing Fee for any Distribution Period shall be equal to one-twelfth of the product of (a) 2%, multiplied by (b) the product of, as measured on the first Business Day of that Distribution Period, (x) the aggregate Unpaid Balance of all Receivables (other than Tricon Receivables), multiplied by (y) the Series Collection Allocation Percentage as of the first day of such Distribution Period.

         The Servicing Fee for a Successor Servicer that is not an AmeriServe Person shall be an amount equal to the greater of (i) the amount calculated pursuant to the preceding sentence and (ii) an alternative amount specified by such Servicer not exceeding the sum of (x) 110% of the aggregate reasonable costs and expenses incurred by such Servicer during such Distribution Period in connection with the performance of its obligations under the Transaction Documents, and (y) the other costs and expenses that are to be paid out of the Servicing Fee, as described in the Pooling Agreement; provided that the amount provided for in clause (x) shall not exceed one-twelfth of 2% of the aggregate Unpaid Balance of the Receivables (other than Tricon Receivables) as measured on the first Business Day of the Distribution Period and (ii) the allocation to Series 1998-3 of amounts described in clauses (x) and (y) of this sentence shall be based on the Series Collection Allocation Percentage for Series 1998-3 as of the first day of such Distribution Period.

         "Special Obligor" means any Obligor that may be designated as a "Special Obligor" from time to time in writing by Transferor to the Trustee, provided that the designation of any Obligor as a Special Obligor shall not be effective unless the Modification Condition shall have been satisfied with respect to the designation of such Special Obligor.

         "Specified Rating Agencies" means, as to any Obligor: (a) if both DCR and S&P rate such Obligor, DCR and S&P; (b) if S&P rates such Obligor, but DCR does not, S&P; and (c) if DCR rates such Obligor, but S&P does not, DCR.

         "Targeted NER" means the sum of (a) the Required Receivables plus (b) the Adjusted Carrying Cost Reserve.

         "Tax Opinion" is defined in Section 4.10.

         "Termination of Sale Notice Date" means the date on which a Termination of Sale Notice is given pursuant to Section 8.1 of the Purchase Agreement.

         "Tier-1 Obligor" means, subject to Section 8.5(b), any Obligor that (a) has a short-term unsecured debt rating from each Rating Agency of at least "A-1+" and "D-1+", if such Obligor's short-term unsecured debt is rated by such Rating Agency, or (b) (x) has no short-term unsecured debt rating from any Rating Agency and (y) has a long-term unsecured debt rating from each Rating Agency of at least "AAA", if such Obligor's long-term unsecured debt is rated by such Rating Agency.

         "Tier-2 Obligor" means, subject to Section 8.5(b), any Obligor (other than a Tier-1 Obligor) that (a) has a short-term unsecured debt rating from each Rating Agency of at least "A-1" and "D-1", if such Obligor's short-term unsecured debt is rated by such Rating Agency, or (b) (x) has no short-term unsecured debt rating from any Rating Agency and (y) has a long-term unsecured debt rating from each Rating Agency of at least "AA-", if such Obligor's long-term unsecured debt is rated by such Rating Agency.

         "Tier-3 Obligor" means, subject to Section 8.5(b), any Obligor (other than a Tier-1 Obligor or a Tier-2 Obligor) that (a) has a short-term unsecured debt rating from each Rating

Agency of at least "A-2" and "D-2", if such Obligor's short-term unsecured debt is rated by such Rating Agency, or (b) (x) has no short-term unsecured debt rating from any Rating Agency and (y) has a long-term unsecured debt rating from each Rating Agency of at least "A-", if such Obligor's long-term unsecured debt is rated by such Rating Agency.

         "Tier-4 Obligor" means, subject to Section 8.5(b), any Obligor (other than a Tier-1 Obligor, a Tier-2 Obligor or a Tier-3 Obligor) that (a) has a short-term unsecured debt rating from each Rating Agency of at least "A-3" or "D-3", if such Obligor's short-term unsecured debt is rated by such Rating Agency, or (b) (x) has no short-term unsecured debt rating from any Rating Agency and (y) has a long-term unsecured debt rating from each Rating Agency of at least "BBB-", if such Obligor's long-term unsecured debt is rated by such Rating Agency.

         "Tier-5 Obligor" means any Obligor other than a Tier-1 Obligor, a Tier-2 Obligor, a Tier-3 Obligor or a Tier-4 Obligor.

         "Transferor Indemnified Losses" is defined in Section 7.2.

         "Transferor Indemnified Party" is defined in Section 7.2.

         "Transition Costs" is defined in Section 10.2(b) of the Pooling Agreement.

         "Turnover Days" means, at any time, the quotient of:

                  (x) (i) the sum of the Unpaid Balances of Receivables (other than Tricon Receivables) as of the Cut-Off Date for each of the two immediately preceding Calculation Periods divided by 2, multiplied by
         (ii) 60; divided by

                  (y) the aggregate amount payable pursuant to invoices giving rise to Receivables (other than Tricon Receivables) that were generated during the immediately preceding two Calculation Periods.

         "Unapplied Cash" means, on any Business Day, available funds (other than Tricon Collections) received in the Master Collection Account and reflected in the Daily Report for that Business Day that have not been applied as Collections on a particular Receivable on or prior to the time as of which that Daily Report is prepared.

         "Unmatured Early Amortization Event" means an event or condition that, upon the giving of notice or the passage of time, would become an Early Amortization Event.

         "Weighted Average Reserve Ratio" means, at any time, the sum of (a) the product of (i) the Class A Reserve Ratio multiplied by (ii) a fraction, the numerator of which is the Class A Adjusted Invested Amount and the denominator of which is the Series 1998-3 Adjusted Invested Amount plus (b) the product of
(i) the Class B Reserve Ratio multiplied by (ii) a fraction, the numerator of which is the Class B Adjusted Invested Amount and the denominator of which is the Series 1998-3 Adjusted Invested Amount, plus (c) the product of
(i) the Class C Reserve Ratio multiplied by (ii) a fraction, the numerator of which is the Class C Adjusted Invested Amount and the denominator of which is the Series 1998-3 Adjusted Invested Amount.

         "Write-Off" means any Receivable (other than a Tricon Receivable) that, consistent with the Credit and Collection Policy, has been written off as uncollectible.

         "Z-value" means the Class A Z-value, the Class B Z-value, or the Class C Z-value, as specified in each calculation where the Z-value is used.

         SECTION 1.2 Incorporation of Terms. The terms of the Pooling Agreement are incorporated in this Supplement as if set forth in full herein. As supplemented by this Supplement, the Pooling Agreement is in all respects ratified and confirmed and both together shall be read, taken and construed as one and the same agreement. If the terms of this Supplement and the terms of the Pooling Agreement conflict, the terms of this Supplement shall control with respect to the Series 1998-3 Certificates.

ARTICLE II  DESIGNATION; AUTHENTICATION AND DELIVERY

         SECTION 2.1 Designation. There is hereby created a Series to be known as the "Series 1998-3 Certificates", consisting of three classes: the $250,000,000 Floating Rate Class A Term Certificates, Series 1998-3 (the "Class A Certificates"); the $20,000,000 Floating Rate Class B Term Certificates, Series 1998-3 (the "Class B Certificates"); and the $10,000,000 Floating Rate Class C Term Certificates, Series 1998-3 (the "Class C Certificates").

         SECTION 2.2 Authentication and Delivery.

         (a) On the Closing Date, Transferor shall sign, and shall direct the Trustee in writing pursuant to Section 6.2 of the Pooling Agreement to duly authenticate, and the Trustee, upon receiving such direction, (i) shall authenticate, subject to Section 3.1, the Series 1998-3 Certificates in accordance with such written directions, and (ii) subject to Section 2.2(b), shall deliver such Series 1998-3 Certificates to the Initial Purchasers in accordance with such written directions.

         (b) The Class A Certificates and the Class B Certificates shall be Book-Entry Certificates, and shall be issued to Cede & Co., as nominee of The Depository Trust Company ("DTC"), pursuant to a Letter of Representations. DTC will be the initial "Clearing Agency" for purposes of the Pooling Agreement. The Class C Certificates shall be Definitive Certificates.

         (c) In accordance with Section 6.11 of the Pooling Agreement: (i) Class A Certificates sold in reliance on Rule 144A shall be represented by one or more 144A Book-Entry Certificates; (ii) Class A Certificates sold in reliance on Regulation S shall be represented by one or more

Regulation S Book-Entry Certificates; (ii) Class B Certificates sold in reliance on Rule 144A shall be represented by a 144A Book-Entry Certificate; and (iv) Class B Certificates sold in reliance on Regulation S shall be represented by one or more Regulation S Book-Entry Certificates.

         (d) The Class A Certificates, Class B Certificates and Class C Certificates shall be executed by manual or facsimile signature on behalf of Transferor by any officer of Transferor.

         (e) The Series 1998-3 Certificates shall be issued in minimum denominations of $500,000 and in integral multiples of $100,000 in excess thereof.

ARTICLE III  CONDITIONS TO ISSUANCE; USE OF PROCEEDS

         SECTION 3.1 Conditions to Issuance. Trustee shall not authenticate the Series 1998-3 Certificates unless (i) all conditions to the issuance of the Series 1998-3 Certificates under Section 6.10 of the Pooling Agreement shall have been satisfied, (ii) Trustee shall have received a letter from AmeriServe updating the letter previously delivered pursuant to the first sentence of
Section 5.1(o) of the Purchase Agreement, and (iii) AmeriServe shall have delivered a certificate to Trustee to the effect that all conditions set forth in Section 7 of the Certificate Purchase Agreement shall have been satisfied.

         SECTION 3.2 Use of Proceeds. The proceeds from the issuance of the Series 1998-3 Certificates shall be used solely (together with the net proceeds of the issuance of Series 1998-4), to repay Series 1997-1 and Series 1998-2 in full.

ARTICLE IV  PAYMENTS AND ALLOCATIONS

         SECTION 4.1  Interest.

         (a) Interest on each Class A Certificate shall (i) accrue during each Interest Period at a rate per annum equal to One-Month LIBOR plus the Certificate Spread applicable to the Class A Certificates, (ii) be calculated on the basis of actual days over a year of 360 days, (iii) be due and payable on each Distribution Date and (iv) be calculated based on the Outstanding Principal Balance of such Class A Certificate.

         (b) Interest on each Class B Certificate shall (i) accrue during each Interest Period at a rate per annum equal to One-Month LIBOR plus the Certificate Spread applicable to the Class B Certificates, (ii) be calculated on the basis of actual days over a year of 360 days, (iii) be due and payable on each Distribution Date and (iv) be calculated based on the Outstanding Principal Balance of such Class B Certificate.

         (c) Interest on each Class C Certificate shall (i) accrue during each Interest Period at a rate per annum equal to One-Month LIBOR plus the Certificate Spread applicable to the Class C Certificates, (ii) be calculated on the basis of actual days over a year of 360 days, (iii) be due and payable on each Distribution Date and (iv) be calculated based on the Outstanding Principal Balance of such Class C Certificate.

         (d) Interest with respect to the Series 1998-3 Certificates due but not paid on any Distribution Date shall be due on the next Distribution Date with additional interest on the amount at 2% per annum above the Alternate Base Rate to the extent permitted by law.

         SECTION 4.2 Daily Calculations and Series Allocations. On each Business Day, Servicer shall calculate the Series Collection Allocation Percentage for Series 1998-3, the Carrying Cost Cash Reserve Amount and the Base Amount. On each Business Day which is not in an Early Amortization Period, Servicer shall also determine whether the Net Invested Amount is greater than, equal to or less than the Base Amount.

         On each Business Day, Servicer shall allocate to Series 1998-3 the Series Collection Allocation Percentage of available funds (other than available funds constituting Tricon Collections) received in the Master Collection Account since the preceding Business Day. The funds allocated to Series 1998-3 in accordance with the preceding sentence, together with any funds released from the Equalization Account in accordance with Section 4.5 on that Business Day, are called the "Daily Series Collections."

         SECTION 4.3 Allocations of Daily Series Collections (Other Than in an Amortization Period). On each Business Day (other than a Business Day falling in an Amortization Period), (a) Servicer shall allocate to Series 1998-3 (i) the aggregate amount of Daily Series Collections required to fund the items described in priorities first and second below, in the priority indicated (and to the extent of Daily Series Collections available), (ii) the amount of funds then available on account of a Distribution Shortfall (with respect to Series 1998-3) pursuant to the Supplements for any other Series (other than Series 1998-1) to the extent needed to fund the items described in priorities first and second below, in the priority indicated, and (iii) at the option of Transferor, any New Issuance Proceeds specified in writing by Transferor to Servicer and Trustee (provided that such New Issuance Proceeds shall be paid directly to Trustee by one or more placement agents, underwriters or initial Investor Certificateholders, as the case may be, of the new Series), (b) Servicer shall indicate such allocation in the Daily Report delivered on such Business Day, and
(c) in accordance with such Daily Report, Trustee shall remit or hold funds as follows:

                  first, to the Carrying Cost Account until the amount allocated to the Carrying Cost Account equals an amount equal to the Current Carrying Costs for the Distribution Period in which such Business Day occurs;

                  second, if the Net Invested Amount is greater than the Base Amount, to the Equalization Account in an amount sufficient to reduce the Net Invested Amount to an amount equal to the Base Amount; and
                  third, if there is a Distribution Shortfall with respect to any Series (other than Series 1998-1 and Series 1998-3) on such Business Day, to Trustee, for distribution to the applicable accounts or Persons specified in the Supplement with respect to such Series, the lesser of (x) the amount of such Distribution Shortfall and (y) the amount of funds available pursuant to this clause third, it being understood that if the Distribution Shortfalls for all Series (other than Series 1998-1 and Series 1998-3) exceed the amount of funds available pursuant to this clause third, then such funds shall be allocated to such Series pro rata based on their respective Series Collection Allocation Percentages (as defined in the Supplements for such Series).

                  On such Business Day, Servicer shall allocate the remainder of the Daily Series Collections to Transferor.

         If, on any day, the amount of Daily Series Collections that is then allocated to the Carrying Cost Account is less than the amount of Daily Series Collections that is then required to be allocated to the Carrying Cost Account, Servicer shall reallocate such Daily Series Collections on such day first to the Monthly Trustee Payment Amount and Transition Costs, if any, and then to one or more of the obligations contemplated by priority first of the second preceding sentence.

         SECTION 4.4 Allocations of Daily Series Collections During an Amortization Period. On each Business Day falling in an Amortization Period, (a) Servicer shall allocate to Series 1998-3 (i) the Daily Series Collections, (ii) the amount of funds then available on account of a Distribution Shortfall (with respect to Series 1998-3) pursuant to the Supplements for any other Series (other than Series 1998-1) for the following purposes, in the priority indicated (and to the extent of Daily Series Collections and such other funds available), and (iii) at the option of Transferor, any New Issuance Proceeds specified in writing by Transferor to Servicer and Trustee (provided that such New Issuance Proceeds shall be paid directly to Trustee by one or more placement agents, underwriters or initial Investor Certificateholders, as the case may be, of the new Series), (b) Servicer shall indicate such allocation in the Daily Report delivered on such Business Day, and (c) in accordance with such Daily Report, Trustee shall remit or hold funds as follows:

                  first, to the Carrying Cost Account to the extent that the balance therein is less than the amount of Current Carrying Costs (other than any Servicing Fee payable to any AmeriServe Person) payable on the Distribution Date relating to the Calculation Period during which such Business Day falls;

                  second, to the Principal Funding Account, (i) if neither
         Section 4.9 nor Section 7.1 applies, an amount equal to the excess, if any, of (x) the Series 1998-3 Invested Amount over (y) the balance of the Principal Funding Account, (ii) if Section 4.9 applies, an amount equal to the excess, if any, of (x) the sum of the Outstanding Principal Balances of the Series 1998-3 Certificates plus the applicable Prepayment Premium, over (y) the balance of the Principal Funding Account, and (iii) if Section 7.1 applies, an amount equal to the excess, if any, of (x) the Outstanding Principal Balances of the Series 1998-3 Certificates over (y) the balance of the Principal Funding Account;

                  third, to the Carrying Cost Account to the extent that the balance therein is less than the amount of Current Carrying Costs (including any Servicing Fee payable to any AmeriServe Person);

                  fourth, if there is a Distribution Shortfall with respect to any Series (other than Series 1998-1 and Series 1998-3) on such Business Day, to Trustee, for distribution to the applicable accounts or Persons specified in the Supplement with respect to such Series, the lesser of (x) the amount of such Distribution Shortfall and (y) the amount of funds available pursuant to this clause fourth, it being understood that if the Distribution Shortfalls for all Series (other than Series 1998-1 and Series 1998-3) exceed the amount of funds available pursuant to this clause fourth, then such funds shall be allocated to such Series pro rata based on their respective Series Collection Allocation Percentages; and

                  fifth, the balance to Transferor.

         SECTION 4.5 Withdrawals from the Equalization Account.

         (a) On any Business Day during the Revolving Period on which no Early Amortization Event (or Unmatured Early Amortization Event) exists, Servicer may instruct Trustee in writing to withdraw (and upon receipt of such instruction Trustee shall withdraw) funds from the Equalization Account with respect to Series 1998-3 and apply such funds as Daily Series Collections, so long as the Net Invested Amount would not exceed the Base Amount after giving effect to such transfer and application.

         (b) On the first day of the Amortization Period, Servicer shall instruct Trustee to transfer (and Trustee shall transfer) the entire balance in the Equalization Account to the Principal Funding Account.

         SECTION 4.6 Available Subordinated Amount. (a) If an Amortization Period begins, Servicer shall promptly calculate the Available Subordinated Amount as of the Amortization Period Calculation Date and report such amount in the Daily Report for the first day in the Amortization Period. Servicer shall also calculate the Available Subordinated Amount as of each Cut-Off Date falling in the Amortization Period, such calculation to be reflected in the related Monthly Report.

         (b) The Available Subordinated Amount as of the Amortization Period Calculation Date shall equal the product of (x) the Investor Allocation Percentage, multiplied by (y) the result of:

                  (i) the product of the Net Eligible Receivables at the opening of business on the Amortization Period Calculation Date, multiplied by the Series Collection Allocation Percentage on that date; minus

                  (ii) the sum of (i) the lesser of (A) the Base Amount plus the amount, if any, on deposit in the Equalization Account and the Principal Funding Account, and (B) the Net Invested Amount and (ii) the Carrying Cost Receivables Reserve at the opening of business on the Amortization Period Calculation Date.

         (c) The Available Subordinated Amount, as of any Cut-Off Date in the Amortization Period, shall equal the result of:

                  (i) the Available Subordinated Amount as of the preceding Cut-Off Date (or as of the Amortization Period Calculation Date, in the case of the first Cut-Off Date falling in the Amortization Period); minus

                  (ii) the Investor Allocable Loss Amount with respect to the ASA Measuring Period ending on that Cut-Off Date; minus

                  (iii) any Investor Allocable Dilution with respect to the ASA Measuring Period ending on that Cut-Off Date; plus

                  (iv) subject to Sections 4.7 and 4.8, the Investor Allocable Recoveries and Investor Allocable Dilution Adjustments with respect to the ASA Measuring Period ending on that Cut-Off Date.

         (d) Notwithstanding the foregoing, in no event shall the Available Subordinated Amount at any time be less than zero or greater than the initial Available Subordinated Amount calculated pursuant to subsection (b).

         SECTION 4.7 Write-Offs and Recoveries. (a) In each Monthly Report required to be delivered during the Amortization Period, Servicer shall calculate the Investor Write-Offs and the Investor Allocable Recoveries for the most recently ended ASA Measuring Period.

         (b) If the Investor Write-Offs calculated in any Monthly Report exceed zero, the Series 1998-3 Invested Amount shall be reduced by the amount of the Investor Write-Offs with effect from the related Distribution Date. Any such reduction shall be allocated first to the Class C Invested Amount until the Class C Invested Amount has been reduced to zero, second to the Class B Invested Amount until the Class B Invested Amount has been reduced to zero, and third to the Class A Invested Amount until the Class A Invested Amount has been reduced to zero.

         (c) If the Series 1998-3 Invested Amount has been reduced on account of any Investor Write-Offs, then any Investor Allocable Recoveries with respect to any Calculation Period ending after the reduction takes place shall be applied to reinstate the Series 1998-3 Invested Amount, to the extent of such prior reductions that have not previously been reinstated, with effect from the related Distribution Date. Any such reinstatement shall be allocated first to the Class A Invested Amount until all prior reductions to the Class A Invested Amount on account of Investor Write-Offs have been reinstated, second to the Class B Invested Amount until all prior reductions to the Class B Invested Amount on account of Investor Write-Offs have been reinstated, and third to the Class C Invested Amount until all prior reductions to the Class C Invested Amount have been reinstated.

         (d) If Investor Allocable Recoveries are applied pursuant to subsection
(c) to reinstate the Series 1998-3 Invested Amount on any Distribution Date, then Investor Allocable Recoveries shall be applied to increase the Available Subordinated Amount on the same Distribution Date only to the extent of the excess, if any, of the Investor Allocable Recoveries, minus the amount of Investor Allocable Recoveries so applied.

         SECTION 4.8 Certain Dilution in an Amortization Period. (a) In each Monthly Report required to be delivered during the Amortization Period, Servicer shall calculate the Investor Allocable Dilution and the Series Allocable Dilution Adjustments for the most recently ended ASA Measuring Period.

         (b) If the Available Subordinated Amount or the Series 1998-3 Invested Amount has been reduced on account of any Investor Allocable Dilution, then any Series Allocable Dilution Adjustments with respect to any Calculation Period ending after the reduction takes place (the "Investor Allocable Dilution Adjustments") shall be allocated (x) first, to reinstate the Series 1998-3 Invested Amount (with the same allocation among Series 1998-3 Certificateholders as is described in subsection 4.7(c)), and (y) second, to reinstate the Available Subordinated Amount, in each case to the extent not previously reinstated. Any funds so allocated on any day shall be distributed in accordance with the priorities set forth in Section 4.4.

         SECTION 4.9 Optional Termination; Prepayment Premium. (a) On any Business Day falling in the Revolving Period, Transferor shall have the right to deliver an irrevocable written notice (an "Optional Termination Notice") to Trustee and Servicer in which Transferor declares that the Revolving Period shall terminate on the Distribution Date (the "Optional Termination Date") set forth in such notice (which Distribution Date, in any event, shall be a date which is (i) at least thirty days from the date on which such notice is delivered and (ii) prior to the Expected Revolving Period Termination Date). It shall be a condition precedent to the occurrence of the Optional Termination Date that the Transferor shall have provided to Trustee and the Rating Agencies a legal opinion, reasonably satisfactory in form and substance to Trustee and the Rating Agencies, to the effect that the payments contemplated by this
Section 4.9 would not constitute a fraudulent conveyance. On the Business Day prior to the Optional Termination Date, to the extent that sufficient funds are not available pursuant to Section 5.1 in the Carrying

Cost Account and the Principal Funding Account for the purpose of repaying the Outstanding Principal Balances of the Series 1998-3 Certificates in full and paying all accrued but unpaid interest thereon and paying the Transferor Optional Prepayment Premium (defined below), Transferor shall pay to the Trustee for distribution to the Series 1998-3 Certificateholders (solely from funds available to Transferor which are not otherwise needed to be applied to the payment of any amounts by Transferor pursuant to the Pooling Agreement or any Supplement), an amount equal to the sum of: (i) the Outstanding Principal Balances of the Series 1998-3 Certificates; plus (ii) all accrued but unpaid interest thereon plus (iii) an amount calculated by Transferor equal to the present value of a series of payments equal to the sum of (x) the product of (A) the Outstanding Principal Balances of the Class A Certificates and (B) the Certificate Spread for the Class A Certificates, payable monthly on each Distribution Date in arrears from the Optional Termination Date through the second anniversary of the Closing Date and discounted at a rate equal to One-Month LIBOR being used to calculate the Class A Certificate Rate on the Optional Termination Date, plus (y) the product of (A) the Outstanding Principal Balances of the Class B Certificates and (B) the Certificate Spread for the Class B Certificates, payable monthly on each Distribution Date in arrears from the Optional Termination Date through the Expected Revolving Period Termination Date and discounted at a rate equal to One-Month LIBOR being used to calculate the Class B Certificate Rate on the Optional Termination Date, plus (z) the product of (A) the Outstanding Principal Balances of the Class C Certificates and (B) the Certificate Spread for the Class C Certificates, payable monthly on each Distribution Date in arrears from the Optional Termination Date through the Expected Revolving Period Termination Date and discounted at a rate equal to One-Month LIBOR being used to calculate the Class C Certificate Rate on the Optional Termination Date (the sum of clauses (x), (y) and (z) of this sentence being referred to as the "Transferor Optional Termination Prepayment Premium").

         (b) Trustee shall give prompt written notice of its receipt of the Optional Termination Notice or the Termination of Sale Notice to the Series 1998-3 Certificateholders and each Rating Agency.

         (c) On each Distribution Date in an Amortization Period resulting from the delivery of a Termination of Sale Notice, the Series 1998-3 Certificateholders shall be entitled to receive, in addition to the other amounts payable under this Supplement (to the extent not previously paid pursuant to Section 5.1), an amount calculated by Transferor equal to the present value of a series of payments equal to the sum of (x) the product of (A) the Outstanding Principal Balances of the Class A Certificates and (B) the Certificate Spread for the Class A Certificates, payable monthly on each Distribution Date in arrears from the first Distribution Date following the delivery of the Termination of Sale Notice through the Expected Revolving Period Termination Date and discounted at a rate equal to One-Month LIBOR being used to calculate the Class A Certificate Rate on the first Distribution Date following the delivery of the Termination of Sale Notice, plus (y) the product of (A) the Outstanding Principal Balances of the Class B Certificates and (B) the Certificate Spread for the Class B Certificates, payable monthly on each Distribution Date in arrears from the first Distribution Date following the delivery of the Termination of Sale Notice through the Expected Revolving Period Termination Date and discounted at a rate equal to One-

Month LIBOR being used to calculate the Class B Certificate Rate on the first Distribution Date following the delivery of the Termination of Sale Notice, plus
(z) the product of (A) the Outstanding Principal Balances of the Class C Certificates and (B) the Certificate Spread for the Class C Certificates, payable monthly on each Distribution Date in arrears from the first Distribution Date following the delivery of the Termination of Sale Notice through the Expected Revolving Period Termination Date and discounted at a rate equal to One-Month LIBOR being used to calculate the Class C Certificate Rate on the first Distribution Date following the delivery of the Termination of Sale Notice (the sum of clauses (x), (y) and (z) of this sentence being referred to as the "Termination of Sale Notice Prepayment Premium").

         SECTION 4.10 Tax Opinion. If any "Tax Opinion" is required to be delivered in connection with the Series 1998-3 Certificates, the term "Tax Opinion" shall have the meaning specified below:

                  "Tax Opinion" means, with respect to any action, an Opinion of Counsel to the effect that, for Federal income tax and applicable state income and franchise tax purposes, (a) such action shall not adversely affect the characterization of the Class A Certificates or Class B Certificates as debt and the Class C Certificates as debt or partnership interests, (b) following such action the Trust would not be treated as an association (or publicly traded partnership) taxable as a corporation, (c) such action would not be treated as a taxable event to any Series 1998-3 Investor Certificateholder or Certificate Owner.

ARTICLE V  DISTRIBUTIONS AND REPORTS

         SECTION 5.1 Distributions. On each Distribution Date and (with respect to clauses ninth, tenth and eleventh below) each Principal Payment Date, Trustee shall, in accordance with instructions set out in the applicable Daily Report and to the extent funds are available for such payment in the Carrying Cost Account (and, in the case of clauses ninth, tenth and eleventh, in the Principal Funding Account), distribute such funds in the following priority:

                  first, to itself, the Monthly Trustee Payment Amount;

                  second, to the Servicer, so long as the Servicer is not an AmeriServe Person, the Servicing Fee for the preceding Distribution Period and to any Successor Servicer, the amount of any Transition Costs;

                  third, to the Class A Certificateholders, accrued and unpaid interest on the Class A Certificates (other than amounts referred to in clause fourth below);

                  fourth, to the Class A Certificateholders, any additional interest payable pursuant to Section 4.1;

                  fifth, to the Class B Certificateholders, accrued and unpaid interest on the Class B Certificates (other than amounts referred to in clause sixth below);

                  sixth, to the Class B Certificateholders, any additional interest payable pursuant to Section 4.1;

                  seventh, to the Class C Certificateholders, accrued and unpaid interest on the Class C Certificates (other than amounts referred to in clause eighth below);

                  eighth, to the Class C Certificateholders, any additional interest payable pursuant to Section 4.1;

                  ninth, on each Principal Payment Date, all funds deposited in the Principal Funding Account prior to the most recent Report Date shall be distributed to the Class A Certificateholders (i) in reduction of the Class A Invested Amount (but not in excess of the Class A Invested Amount), if neither Section 4.9 nor Section 7.1 is then applicable to such distribution, or (ii) in reduction of the Outstanding Principal Balance of the Class A Certificates (but not in excess of the Outstanding Principal Balance of the Class A Certificates), if either Section 4.9 or Section 7.1 is then applicable to such distribution);

                  tenth, on each Principal Payment Date, all funds deposited in the Principal Funding Account prior to the most recent Report Date, after giving effect to the distribution pursuant to clause ninth, shall be distributed to the Class B Certificateholders (i) in reduction of the Class B Invested Amount (but not in excess of the Class B Invested Amount), if neither Section 4.9 nor Section 7.1 is then applicable to such distribution, or (ii) in reduction of the Outstanding Principal Balance of the Class B Certificates (but not in excess of the Outstanding Principal Balance of the Class B Certificates), if either
         Section 4.9 or Section 7.1 is then applicable to such distribution;

                  eleventh, on each Principal Payment Date, all funds deposited in the Principal Funding Account prior to the most recent Report Date, after giving effect to the distributions pursuant to clause ninth and clause tenth, shall be distributed to the Class C Certificateholders
         (i) in reduction of the Class C Invested Amount (but not in excess of the Class C Invested Amount), if neither Section 4.9 nor Section 7.1 is then applicable to such distribution, or (ii) in reduction of the Outstanding Principal Balance of the Class C Certificates (but not in excess of the Outstanding Balance of the Class C Certificates), if either Section 4.9 or Section 7.1 is then applicable to such distribution;

                  twelfth, if on any Principal Payment Date the funds on deposit in the Carrying Cost Account (less any Servicing Fee payable on that day to any Person other than an AmeriServe Person) shall be equal to or greater than the Series 1998-3 Invested Amount (after giving effect to distributions required by clauses ninth, tenth and eleventh), then an amount equal to such remaining Series 1998-3 Invested Amount shall be withdrawn from the Carrying Cost Account and distributed as follows: (i) if the Class A Invested Amount exceeds zero, to the Class A Certificateholders in reduction of the Class A Invested Amount, (ii) if the Class A Invested Amount has been reduced to zero, to the Class B Certificateholders in reduction of the Class B Invested Amount, and (iii) if the Class B Invested Amount has been reduced to zero, to the Class C Certificateholders in reduction of the Class C Invested Amount;

                  thirteenth, if any Prepayment Premium is then payable to the Series 1998-3 Certificateholders then funds in an amount equal to such Prepayment Premium shall be paid, first, to the Class A Certificateholders (but not in excess of the portion of the Prepayment Premium calculated by reference to the Class A Certificate Rate), second, to the Class B Certificateholders (but not in excess of the portion of the Prepayment Premium calculated by reference to the Class B Certificate Rate), and third to the Class C Certificateholders (but not in excess of the portion of the Prepayment Premium calculated by reference to the Class C Certificate Rate);

                  fourteenth, to the Rating Agencies, any fees owing by Transferor or Servicer to the Rating Agencies for rating or monitoring Series 1998-3;

                  fifteenth, to the Servicer (if the Servicer is an AmeriServe Person), the Servicing Fee for the preceding Distribution Period; and

                  sixteenth, the balance (if any) to the Transferor.

         The Trustee shall send distributions to each Series 1998-3 Certificateholder by 1:00 p.m., New York City time on each Distribution Date by wire transfer of immediately available funds to an account maintained by such Series 1998-3 Certificateholder with a bank in the United States (or, in the case of any Series 1998-3 Certificates which are represented by Book-Entry Certificates, at such earlier time as may be required to guarantee that the Clearing Agency will receive payment in same-day funds by 2:30 p.m. New York City time on such Distribution Date); provided that such Holder notified the Trustee (if not the Trustee) in writing as to such account at least five Business Days prior to such Distribution Date (such notice to remain effective with respect to a Holder until different instructions are received by the Trustee). Distributions to Series 1998-3 Certificateholders which do not qualify under the preceding sentence will be made by check mailed to such Series 1998-3 Certificateholders. All distributions to Class A Certificateholders shall be made on a pro rata basis (based on the Outstanding Principal Balances of the Class A Certificates). All distributions to the Class B Certificateholders shall be made on a pro rata basis (based on the Outstanding Principal Balances of the Class B Certificates). All distributions to the Class C Certificateholders shall be made on a pro rata basis (based on the Outstanding Principal Balances of the Class C Certificates). For purposes of distributions to Series 1998-3 Certificateholders on a Distribution Date, the status of a Person as a Series 1998-3 Certificateholder shall be determined as of the preceding Record Date.

         SECTION 5.2 Payments in Respect of Transferor Certificate. On each day on which funds are allocated for this purpose pursuant to Sections 4.3 and 4.4, Trustee shall, in accordance with instructions set out in the applicable Daily Report, distribute to Transferor all funds allocated for that purpose in accordance with those Sections. In addition, upon termination of this Supplement in accordance with Section 8.9, any additional funds on deposit in the Carrying Cost Account, the Equalization Account or the Principal Funding Account shall similarly be paid to Transferor in respect of the Transferor Certificate.

         SECTION 5.3 Daily Reports and Monthly Reports. (a) Each Daily Report and Monthly Report shall be substantially in the applicable form set out in Exhibit D or E or in such other form as may be consistent with the terms of this Supplement and the Pooling Agreement. Copies of each Monthly Report shall be provided free of charge on each Report Date by the Servicer to the Holders of Series 1998-3 Certificates. Each Daily Report shall report the required information for all outstanding Series.

         (b)      Notwithstanding any other provision of this Supplement:

                  (i) In the event that a calculation or determination to be made with respect to periods prior to the Closing Date refers to a Daily Report or Monthly Report, such calculation or determination shall be made even though Daily Reports and Monthly Reports were not required to be delivered pursuant to this Supplement prior to the Closing Date. By way of example, the "ADR" referred to in the definition of Dilution Reserve Ratio shall be calculated for purposes of periods prior to the Closing Date even though the definition of Dilution Ratio refers to a calculation in a Monthly Report.

                  (ii) Any calculation or determination which relates to a Cut-Off Date and which is to be made with respect to periods or dates prior to the Cut-Off Date occurring in September 1997 (with respect to AmeriServe) or February 1998 (with respect to ProSource) shall be made instead with respect to Unmodified End Dates relating to such periods or dates. "Unmodified End Date" means the end of a fiscal month of a Seller and, to the extent relevant, the end of "Periods" historically used by PFS in connection with its servicing operations.

                  (iii) Servicer at all times shall use its best efforts to estimate the items described in clause (b) of the definition of Net Eligible Receivables; provided that the fact that Servicer is permitted to make such estimates shall not limit the effect of any indemnification or other provision in any Transaction Document.

This Section 5.3 shall not limit the obligation of Servicer to make the allocations and calculations required by this Supplement on a daily basis.

         SECTION 5.4 Annual Tax Information. During January (and on or before January 31) of each calendar year, Servicer, on behalf of Trustee, shall furnish or cause to be furnished to each

Person who at any time during the preceding calendar year was a Holder the information for the preceding calendar year, or the applicable portion thereof during which the Person was a Holder, as is required to be provided by an issuer of indebtedness under the Internal Revenue Code to the holders of the issuer's indebtedness and such other customary information as is necessary to enable such Holders to prepare their federal income tax returns. Notwithstanding anything to the contrary contained in this Agreement, Trustee shall, to the extent required by applicable law, from time to time furnish to the appropriate Persons, at least five Business Days prior to the end of the period required by applicable law, the information required to complete a Form 1099-INT.

         SECTION 5.5 Periodic Perfection Certificate. During December (and on or before December 31) of each calendar year, Servicer, on behalf of Trustee, shall furnish or cause to be furnished to Trustee and the Agent an Officer's Certificate setting forth a list of all changes in (i) the name, identity or corporate structure of Transferor or any Seller and (ii) the chief executive office of Transferor or any Seller (or in the place of business of Transferor or any Seller that has only one place of business) that have taken place since the date of the Officer's Certificate most recently delivered pursuant to this
Section 5.5, or indicating that no such events have taken place, and stating in each case what filings of UCC financing statements, or amendments thereto, relating to the Transaction Documents have been made in connection with each such event (identifying the date and filing index numbers for each). Any financing statement identified in such an Officer's Certificate delivered to Trustee shall be deemed to have been identified to Trustee in writing for purposes of subsection 11.1(c)(v) of the Pooling Agreement. If any such new UCC financing statements are filed, Servicer shall cause Trustee to be named as secured party (in the case of any filing against Transferor) or assignee of the secured party (in the case of any filing against a Seller).

ARTICLE VI  EARLY AMORTIZATION EVENTS

         SECTION 6.1 Early Amortization Events. Each of the following shall constitute an "Early Amortization Event":

                  (a) (i) failure of any interest or principal payable to the Series 1998-3 Certificateholders on any date to be paid to the Series 1998-3 Certificateholders on such date; or (ii) failure on the part of Transferor or Servicer to make any deposit or any other payment required by the terms of any Transaction Document on or before one Business Day after the date such deposit or payment is required to be made; or (iii) failure on the part of any Seller to duly observe or perform Section 6.1(f), 6.1(h), 6.1(i), 6.1(j), 6.2, 6.3(a), 6.3(b),
         6.3(c) or 6.3(e) of the Purchase Agreement or Transferor to duly observe or perform Section 7.2(c), 7.2(d), 7.2(e), 7.2(f), 7.2(g),
         7.2(h), 7.2(i), 7.2(j), 7.2(k), 7.2(m), 7.2(n), 7.2(q) or 7.2(r) of the
         Pooling Agreement, which failure continues unremedied for a period of five Business Days; or (iv) failure on the part of Transferor, Servicer, any Seller or Guarantor duly to observe or perform any other covenant or agreement set forth in any Transaction Document, which failure continues unremedied for a period of 30 days; or (v) Guarantor gives notice of termination of the Seller Guaranty (or otherwise purports to disaffirm or contest the Seller Guaranty);

                  (b) any representation or warranty made by a Seller in Section 5.1(d), 5.1(k), 5.1(o) or 5.1(r) of the Purchase Agreement or by Transferor in Section 2.3(a)(i), 2.3(a)(ii) or 7.1(i) of the Pooling Agreement shall prove to have been incorrect in any material respect when made, and continues to be incorrect in any material respect for a period of five Business Days, or any other representation or warranty made by Transferor, Servicer, any Seller or Guarantor in any Transaction Document shall prove to have been incorrect in any material respect when made, and continues to be incorrect in any material respect for a period of 30 days; provided that a representation and warranty with respect to a Receivable set forth in Section 5.1(k), 5.1(l) or 5.3(b) of the Purchase Agreement shall not constitute an Early Amortization Event unless and until the applicable Seller has failed to make the cash payments (if any) owed under Sections 3.1 and
         3.5 of the Purchase Agreement in respect of such mistake or breach (it being understood that certain of such mistakes or breaches may result in a non-cash adjustment under the Purchase Agreement);

                  (c) a Bankruptcy Event shall occur with respect to Transferor, Servicer, Guarantor or any Seller, or Transferor shall become unable, for any reason, to transfer Receivables or other Transferred Assets to Trustee in accordance with the provisions of this Supplement and the Pooling Agreement; provided that if, at the time any event that would, with the passage of time, become a Bankruptcy Event occurs as a result of a bankruptcy proceeding being filed against Transferor or any Seller, then, on and after the day on which the bankruptcy proceeding is filed until the earlier to occur of the dismissal of the proceeding and the Early Amortization Commencement Date, Transferor shall not purchase Receivables and Related Assets from the affected Seller or, if Transferor is the subject of the proceeding, transfer Receivables and Related Transferred Assets to the Trustee;

                  (d) the Trust or Transferor shall become an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

                  (e) the Net Invested Amount exceeds the Base Amount for a period of five or more consecutive Business Days;

                  (f) a Servicer Default shall occur (whether or not contemplated by clause (c) above or by any other language in this
         Section 6.1), or AmeriServe shall resign, be removed or not be the Servicer for any reason;

                  (g) AmeriServe shall cease to directly own 100% of the issued and outstanding capital stock of Transferor;

                  (h) the Internal Revenue Service or the PBGC shall have filed a notice of one or more Tax or ERISA Liens against the assets of Transferor, any Seller or the Trust (including Receivables);

                  (i) the cessation of, or the failure to create, a valid first-priority perfected ownership or security interest in favor of Trustee in the Receivables or the rights of Transferor under the Purchase Agreement;

                  (j) the Outstanding Principal Balances of the Series 1998-3 Certificates are not paid in full on the Expected Revolving Period Termination Date;

                  (k) the Transferor Net Worth shall be less than the greater of
         (i) 10% of the aggregate Unpaid Balance of the Receivables owned by the Transferor and the Trust and (ii) $25,000,000, and in either case such condition shall continue for more than five consecutive Business Days;

                  (l) any foreclosure or similar proceeding in respect of any Adverse Claim on any Buyer Note or the Transferor's common stock shall have been commenced; or title to any Buyer Note or Transferor's common stock shall pass to the holders of such Adverse Claim, it being understood that the grant of a security interest in the stock of Transferor or any Buyer Note pursuant to the AmeriServe Credit Agreement to a creditor of a Seller that is party to an Intercreditor Agreement shall not be an Early Amortization Event;

                  (m) the Intercreditor Provisions shall be amended, waived or modified in a way which has an adverse effect on Series 1998-3, or the Intercreditor Provisions shall be breached, without the Modification Condition having been satisfied with respect thereto; or

                  (n) any of the Class A Certificates, the Class B Certificates or the Class C Certificates shall cease to be rated by either S&P or DCR for any reason.

         SECTION 6.2 Early Amortization Period. Upon the occurrence and continuance of any Early Amortization Event described in subsection 6.1(c), (d),
(e), (i), (j) or (k), an Early Amortization Period shall commence immediately on the date of such occurrence without any notice or other action on the part of any Person. Upon the occurrence and during the continuance of any other Early Amortization Event, Trustee may (and, if so directed in writing by the Required Series 1998-3 Certificateholders, Trustee shall promptly), by notice given in writing to Transferor and Servicer, declare that an Early Amortization Period has commenced (and the Early Amortization Period shall commence immediately as of the date Trustee sends such notice).

ARTICLE VII  OPTIONAL REDEMPTION; INDEMNITIES

         SECTION 7.1 Optional Redemption of Investor Interests. On any Distribution Date occurring during the Amortization Period with respect to the Series 1998-3 Certificates on or after the date that the Outstanding Principal Balance of the Series 1998-3 Certificates is reduced to ten percent (10%) or less of the Outstanding Principal Balance of the Series 1998-3 Certificates as of the commencement of the Amortization Period, Transferor shall have the option to redeem the Series 1998-3 Series Interest, provided that, on or prior to such Distribution Date, Transferor shall have furnished to Trustee and the Rating Agencies a legal opinion, in form and substance reasonably satisfactory to Trustee and the Rating Agencies, to the effect that the payment of such redemption price does not constitute a fraudulent conveyance. The redemption price shall be an amount equal to the sum of (a) the Outstanding Principal Balances of the Series 1998-3 Certificates, plus (b) accrued and unpaid interest on the Series 1998-3 Certificates (and accrued and unpaid interest with respect to interest that was due but not paid on any prior Distribution Date) through the day preceding such Distribution Date in accordance with Section 4.1. Upon the tender of the outstanding Series 1998-3 Certificates, Trustee shall distribute such amounts, together with all funds on deposit in the Principal Funding Account that are allocable to the Series 1998-3 Certificates, to the Series 1998-3 Certificateholders on the next Distribution Date in repayment of the principal amount and accrued and unpaid interest owing to the Series 1998-3 Certificateholders. Following any redemption, the Series 1998-3 Certificateholders shall have no further rights with respect to the Receivables, subject to Section 8.9. In the event that Transferor fails for any reason to deposit such redemption price in the Principal Funding Account, payments shall continue to be made to the Series 1998-3 Certificateholders in accordance with the terms of the Pooling Agreement and this Supplement.

         SECTION 7.2 Indemnification by Transferor. Transferor hereby agrees to indemnify the Trust, Trustee, the Initial Purchasers, each Holder of a Series 1998-3 Certificate and each of the successors, permitted transferees and assigns of any such Person and all officers, directors, shareholders, controlling Persons, employees, affiliates and agents of any of the foregoing (each of the foregoing Persons (other than the Transferor) individually being called a "Transferor Indemnified Party"), forthwith on demand, from and against any and all damages, losses, claims (whether on account of settlements or otherwise, and whether or not the relevant Transferor Indemnified Party is a party to any action or proceeding that gives rise to any Transferor Indemnified Losses (as defined below)), judgments, liabilities and related reasonable costs and expenses (including reasonable Attorney Costs) (all of the foregoing collectively being called "Transferor Indemnified Losses") awarded against or incurred by any of them that arise out of or relate to this Agreement, any other Transaction Document or any of the transactions contemplated herein or therein or the use of proceeds herefrom or therefrom (including without limitation any Transferor Indemnified Losses relating to any Adverse Claim, without regard to whether such Adverse Claim was a Permitted Adverse Claim).

         Notwithstanding the foregoing, in no event shall any Transferor Indemnified Party be indemnified for any Transferor Indemnified Losses (i) resulting from gross negligence or willful misconduct on the part of such Transferor Indemnified Party (or the gross negligence or willful misconduct on the part of any of its officers, directors, employees, affiliates or agents), (ii) to the extent they include Transferor Indemnified Losses in respect of Receivables and reimbursement therefor that would constitute credit recourse to Transferor for the amount of any Receivable or Related Transferred Asset not paid by the related Obligor, or (iii) to the extent they are or result from taxes (including interest and penalties thereon) asserted with respect to (A) distributions on the Series 1998-3 Certificates,
(B) franchise or withholding taxes imposed on any Transferor Indemnified Party other than the Trust or Trustee in its capacity as Trustee, or (C) federal or other income taxes on or measured by the net income of such Transferor Indemnified Party and costs and expenses in defending against the same.

         If for any reason the indemnification provided in this section is unavailable to a Transferor Indemnified Party or is insufficient to hold a Transferor Indemnified Party harmless, then Transferor shall contribute to the amount paid by the Transferor Indemnified Party as a result of any loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the Transferor Indemnified Party on the one hand and Transferor on the other hand, but also the relative fault (if any) of the Transferor Indemnified Party and Transferor and any other relevant equitable considerations.

         Notwithstanding any provisions contained in any Transaction Document to the contrary, Transferor shall not, and shall not be obligated to, pay any amount pursuant to this Section unless funds are allocated for such payment pursuant to Article IV of this Supplement. Any amount which Transferor does not pay pursuant to the operation of the preceding sentence shall not constitute a claim (as defined in SECTION101 of the Bankruptcy Code) against or corporate obligation of Transferor for any such insufficiency.

         SECTION 7.3 Indemnification by Servicer. Servicer agrees that each of the Initial Purchasers, each Holder of a Series 1998-3 Certificate and each other Transferor Indemnified Party shall be an "Indemnified Party" for purposes of the Pooling Agreement.

ARTICLE VIII  MISCELLANEOUS

         SECTION 8.1 Amendment, Waiver, Etc. This Supplement shall not be amended, modified or waived except in accordance with Section 13.1 of the Pooling Agreement.

         SECTION 8.2 Trustee. Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplement or for or in respect of the recitals contained herein, all of which recitals are made solely by Transferor and Servicer.

         SECTION 8.3 Instructions in Writing. All instructions given by Servicer to Trustee pursuant to this Supplement shall be in writing, and may be included in a Daily Report or Monthly Report.

         SECTION 8.4 Rule 144A. So long as any of the Series 1998-3 Certificates are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, Transferor shall, unless it becomes subject to and complies with the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, or rule 12g3-2(b) thereunder, provide to any Certificate or Certificate Owner of such restricted securities, or to any prospective Certificate or Certificate Owner of such restricted securities designated by a Certificate or Certificate Owner, upon the request of such Certificate or Certificate Owner or prospective Certificateholder or Certificate Owner, any information required to be provided by Rule 144A(d)(4) under the Securities Act.

         SECTION 8.5 Supplemental Ratings Requirement. (a) So long as any of the Series 1998-3 Certificates are outstanding, if any provision of the Purchase Agreement, the Pooling Agreement, this Supplement or the Certificate Purchase Agreement requires a Person or investment to have a certain rating from S&P, and such Person or investment is also rated by DCR, then, unless the context otherwise requires, such provision shall be read to also require a rating from DCR that is equivalent to the required rating from S&P.

         (b) With respect to the definitions of Tier-1 Obligor, Tier-2 Obligor, Tier-3 Obligor, Tier-4 Obligor and Tier-5 Obligor (the "Tier Definitions"), if an Obligor has no short-term or long-term unsecured debt rating from S&P, and such Obligor does have a short-term or long-term unsecured debt rating from Moody's, then: (x) Moody's shall be deemed to be a Rating Agency with respect to such Obligor for purposes of the short-term and long-term unsecured debt ratings set forth in the Tier Definitions, (y) (1) if the short-term unsecured indebtedness of such Obligor is rated "P-1" by Moody's, then the short-term unsecured debt rating relating to S&P set forth in the Tier Definitions shall be deemed to be not less than "A-1" by S&P, and (2) except as provided in clause
(1), any short-term or long-term unsecured debt rating category relating to S&P set forth in the Tier Definitions shall be deemed to be a corresponding rating from Moody's which is one subcategory below the applicable short-term or long-term unsecured rating category relating to S&P, and (z) such Obligor shall in no case be considered to be a Tier- 1 Obligor.

         SECTION 8.6 Waiver. Each of Trustee, the Certificateholders and the Certificate Owners agrees and acknowledges that Mayer, Brown & Platt represents the Initial Purchasers, Bank of America and Affiliates of Bank of America in connection with the Transaction Documents and waives any conflict of interest relating thereto. Mayer, Brown & Platt is entitled to rely on this Section 8.6.

         SECTION 8.7 Restrictions on Transfer. (a) On the Closing Date, the Transferor shall sell the Series 1998-3 Certificates to the Initial Purchasers pursuant to the Certificate Purchase Agreement and deliver such Series 1998-3 Certificates in accordance herewith and therewith. Thereafter, no Series 1998-3 Certificate may be sold, transferred or otherwise disposed of except as follows:

                  (A) to Persons that the transferring Person reasonably believes are Qualified Institutional Buyers in reliance on the exemption from the registration requirements of the Securities Act provided by Rule 144A promulgated thereunder ("Rule 144A");

                  (B) in offshore transactions in reliance on Regulation S under the Securities Act ("Regulation S");

                  (C) to institutional "accredited investors" within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act ("Institutional Accredited Investors") that take delivery of such Series 1998-3 Certificate in an amount of at least $500,000 and that deliver a Purchaser Letter to the Trustee; or

                  (D) to a Person who is taking delivery of such Series 1998-3 Certificate pursuant to a transaction that is otherwise exempt from the registration requirements of the Securities Act, as confirmed in an opinion of counsel addressed to the Trustee and the Transferor which counsel and opinion are satisfactory to the Trustee and the Transferor.

The Trustee shall have no obligations or duties with respect to determining whether any transfers of the Series 1998-3 Certificates are made in accordance with the Securities Act or any other law; provided that with respect to Definitive Certificates, the Trustee shall enforce such transfer restrictions in accordance with the terms set forth on the related Series 1998-3 Certificate and the provisions of this Supplement.

         (b) Each purchaser (other than the Initial Purchasers) of the Series 1998-3 Certificates (including any purchaser, other than the Initial Purchasers, of an interest in the Series 1998-3 Certificates which are Book-Entry Certificates) shall be deemed to have acknowledged and agreed as follows:

                  (i) It is (A) a qualified institutional buyer as defined in Rule 144A ("Qualified Institutional Buyer") and is acquiring such Series 1998-3 Certificates for its own institutional account or for the account or accounts of a Qualified Institutional Buyer or (B) purchasing such Series 1998-3 Certificates in a transaction exempt from registration under the Securities Act and in compliance with the provisions of this Supplement and in compliance with the legend set forth in clause (vi) below or (C) not a U.S. Person and is acquiring such Series 1998-3 Certificates outside of the United States.

                  (ii) It is purchasing one or more Series 1998-3 Certificates in an amount of at least $500,000 and it understands that such Series 1998-3 Certificates may be resold, pledged or otherwise transferred only in an amount of at least $500,000.

                  (iii) As to Class A Certificates and Class B Certificates, it represents and warrants to the Initial Purchasers, the Transferor, the Trustee, the Servicer and any successor Servicer that one or any combination of the following statements is an accurate representation as to all sources of funds to be used by such purchaser to pay the purchase price of the Class A Certificates and the Class B
         Certificates: (i) if the purchaser is an insurance company, the source of funds to be used by such purchaser is an "insurance company general account" within the meaning of PTCE 95-60 (issued July 12, 1995) and there is no Plan with respect to which the amount of the general account reserves and liabilities for all contracts held by or on behalf of such Plan, exceed ten percent (10%) of the total reserves and liabilities of such general account (exclusive of separate account liabilities) plus surplus, as set forth in the NAIC Annual Statement (within the meaning of PTCE 95-60) filed by such purchaser with such purchaser's state of domicile; (ii) such funds constitute assets of one or more insurance company pooled separate accounts within the meaning of PTCE 90-1 (issued January 29, 1990) maintained by such purchaser, and there is no Plan whose assets in such separate account exceed 10% of the total assets of such separate account as of the date of such purchase; (iii) such funds constitute assets of a bank collective investment fund within the meaning of PTCE 91-38 (issued June 12, 1991) maintained by such purchaser, and there is no employee benefit plan whose assets in such collective investment fund exceed 10% of the total assets of such collective investment fund as of the date of such purchase; (iv) such purchaser is acquiring Series 1998-3 Certificates for the account of one or more pension funds, trust funds or agency accounts, each of which is a "governmental plan" as defined in Section 3(32) of ERISA and the purchase and holding of the Series 1998-3 Certificates by such purchaser will not violate any state or other law relating to such governmental plan; (v) the source of funds is managed by a "qualified professional asset manager" or "QPAM" (as defined in Part V of PTCE 84-14, issued March 13, 1984), or an "INHAM" (as defined in part V of PTCE 96-23, issued April 10, 1996) and the purchase and holding of the Series 1998-3 Certificates is exempt from the prohibited transaction rules of Section 4975(c) of the Code and section 406(a) of ERISA under PTCE 84-14 or PTCE 96-23; (vi) the purchaser is an insurance company general account and the purchase and holding of the Series 1998-3 Certificates by such purchaser is exempt from the prohibited transaction rules of section 4975(c) of the Code and Section 406(a) of ERISA and under section 401(c) of ERISA, the conditions of which are met and such purchaser will transfer its interest in the Series 1998-3 Certificates if and at such time as such representation is no longer true and correct; (vii) the proposed acquisition or transfer will qualify for a statutory or administrative prohibited transaction exemption under ERISA and the Code or will not give rise to a transaction described in Section 406(a) of ERISA or Section 4975(c)(1) of the Code for which a statutory or administrative exemption is unavailable; or (viii) such funds consists of funds which do not constitute "plan assets" within the meaning of Department of Labor Regulation 29 C.F.R. SECTION 2510.3-101.

                  (iv) For Class C Certificates, which are expected to be issued and transferred in fully registered, certificated form and to the extent that Definitive Certificates are issued with respect to the Class A Certificates or the Class B Certificates, it understands that transfers to a Plan, to a trustee or other person acting on behalf of any Plan, or to any other person using the assets of any Plan to effect such acquisition will not be registered by the Trustee unless the transferee provides the Initial Purchasers, AmeriServe, the Trustee, the Servicer and any successor Servicer with a representation that one or any combination of statements (i) through
         (viii) in the preceding paragraph is an accurate representation as to all sources of funds to be used by the transferee to pay the purchase price of the Series 1998-3 Certificates.

                  (v) It understands that the Series 1998-3 Certificates are being transferred to it in a transaction not involving any public offering within the meaning of the Securities Act, and that, if in the future it decides to resell, pledge or otherwise transfer any Series 1998-3 Certificates, such Series 1998-3 Certificates may be resold, pledged or transferred only in accordance with applicable state securities laws and (1) in a transaction meeting the requirements of Rule 144A, to a Person that the seller reasonably believes is a Qualified Institutional Buyer that purchases for its own account (or for the account or accounts of a Qualified Institutional Buyer) and to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (2) (A) to a Person that is an Institutional Accredited Investor, is taking delivery of such Series 1998-3 Certificate in an amount of at least $500,000, and delivers a Purchaser Letter to the Trustee or (B) to a Person that is taking delivery of such Series 1998-3 Certificate pursuant to a transaction that is otherwise exempt from the registration requirements of the Securities Act, as confirmed in an opinion of counsel addressed to the Trustee and the Transferor, which counsel and opinion are satisfactory to the Trustee and the Transferor, or (3) in an offshore transaction in accordance with Rule 903 or Rule 904 of Regulation S.

                  (vi) It understands that each Series 1998-3 Certificate shall bear a legend substantially to the following effect:

         [FOR BOOK-ENTRY CERTIFICATES ONLY: UNLESS THIS SERIES 1998-3 CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRANSFEROR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SERIES 1998-3 CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR THE USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

         THIS SERIES 1998-3 CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1993, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SERIES 1998-3

         CERTIFICATE, AGREES THAT SUCH SERIES 1998-3 CERTIFICATE MAY BE RESOLD, PLEDGED OR TRANSFERRED ONLY IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS AND (1) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON THAT THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER THAT PURCHASES FOR ITS OWN ACCOUNT (OR FOR THE ACCOUNT OR ACCOUNTS OF A QUALIFIED INSTITUTIONAL BUYER) AND TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT OR (3) TO A PERSON (A) THAT IS AN INSTITUTIONAL "ACCREDITED INVESTOR", WITHIN THE MEANING OF RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT, IS TAKING DELIVERY OF SUCH SERIES 1998-3 CERTIFICATE IN AN AMOUNT OF AT LEAST $500,000 AND DELIVERS A PURCHASER LETTER TO THE TRUSTEE IN THE FORM ATTACHED TO THE SERIES 1998-3 SUPPLEMENT OR (B) THAT IS TAKING DELIVERY OF SUCH SERIES 1998-3 CERTIFICATE PURSUANT TO A TRANSACTION THAT IS OTHERWISE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AS CONFIRMED IN AN OPINION OF COUNSEL ADDRESSED TO THE TRUSTEE AND THE TRANSFEROR, WHICH COUNSEL AND OPINION ARE SATISFACTORY TO THE TRANSFEROR AND THE TRUSTEE.

         EACH PURCHASER OF A SERIES 1998-3 CERTIFICATE SHALL BE DEEMED TO REPRESENT AND WARRANT TO THE INITIAL PURCHASERS, AMERISERVE FUNDING CORPORATION, THE TRUSTEE, THE SERVICER AND ANY SUCCESSOR SERVICER THAT ONE OR ANY COMBINATION OF THE FOLLOWING STATEMENTS IS AN ACCURATE REPRESENTATION AS TO ALL SOURCES OF FUNDS TO BE USED BY SUCH PURCHASER TO PAY THE PURCHASE PRICE OF THE SERIES 1998-3 CERTIFICATES: (I) IF THE PURCHASER IS AN INSURANCE COMPANY, THE SOURCE OF FUNDS TO BE USED BY SUCH PURCHASER IS AN "INSURANCE COMPANY GENERAL ACCOUNT" WITHIN THE MEANING OF DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 95-60 (ISSUED JULY 12, 1995) AND THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF THE GENERAL ACCOUNT RESERVES AND LIABILITIES FOR ALL CONTRACTS HELD BY OR ON BEHALF OF SUCH PLAN, EXCEED TEN PERCENT (10%) OF THE TOTAL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (EXCLUSIVE OF SEPARATE ACCOUNT LIABILITIES) PLUS SURPLUS, AS SET FORTH IN THE NAIC ANNUAL STATEMENT (WITHIN THE MEANING OF PTCE 95-60) FILED BY SUCH PURCHASER

         WITH SUCH PURCHASER'S STATE OF DOMICILE; (II) SUCH FUNDS CONSTITUTE ASSETS OF ONE OR MORE INSURANCE COMPANY POOLED SEPARATE ACCOUNTS WITHIN THE MEANING OF PTCE 90-1 (ISSUED JANUARY 29, 1990) MAINTAINED BY SUCH PURCHASER, AND THERE IS NO PLAN WHOSE ASSETS IN SUCH SEPARATE ACCOUNT EXCEED 10% OF THE TOTAL ASSETS OF SUCH SEPARATE ACCOUNT AS OF THE DATE OF SUCH PURCHASE; (III) SUCH FUNDS CONSTITUTE ASSETS OF A BANK COLLECTIVE INVESTMENT FUND WITHIN THE MEANING OF PTCE 91-38 (ISSUED JUNE 12, 1991) MAINTAINED BY SUCH PURCHASER, AND THERE IS NO EMPLOYEE BENEFIT PLAN WHOSE ASSETS IN SUCH COLLECTIVE INVESTMENT FUND EXCEED 10% OF THE TOTAL ASSETS OF SUCH COLLECTIVE INVESTMENT FUND AS OF THE DATE OF SUCH PURCHASE; (IV) SUCH PURCHASER IS ACQUIRING THE SERIES 1998-3 CERTIFICATES FOR THE ACCOUNT OF ONE OR MORE PENSION FUNDS, TRUST FUNDS OR AGENCY ACCOUNTS, EACH OF WHICH IS A "GOVERNMENTAL PLAN" AS DEFINED IN SECTION 3(32) OF ERISA AND THE PURCHASE AND HOLDING OF THE SERIES 1998-3 CERTIFICATES BY SUCH PURCHASER WILL NOT VIOLATE ANY STATE OR OTHER LAW RELATING TO SUCH GOVERNMENTAL PLAN; (V) THE SOURCE OF FUNDS IS MANAGED BY A "QUALIFIED PROFESSIONAL ASSET MANAGER" OR "QPAM" (AS DEFINED IN PART V OF PTCE 84-14, ISSUED MARCH 13, 1984), OR AN "INHAM" (AS DEFINED IN PART V OF PTCE 96-23, ISSUED APRIL 10, 1996) AND THE PURCHASE AND HOLDING OF THE SERIES 1998-3 CERTIFICATES BY SUCH PURCHASER IS EXEMPT FROM THE PROHIBITED TRANSACTION RULES OF SECTION 4975(C) OF THE CODE AND SECTION 406(A) OF ERISA UNDER PTCE 84-14 OR PTCE 96-23; (VI) THE PURCHASER IS AN INSURANCE COMPANY GENERAL ACCOUNT AND THE PURCHASE AND HOLDING OF THE SERIES 1998-3 CERTIFICATES BY SUCH PURCHASER IS EXEMPT FROM THE PROHIBITED TRANSACTION RULES OF SECTION 4975(C) OF THE CODE AND SECTION 406(A) OF ERISA AND UNDER SECTION 401(C) OF ERISA, THE CONDITIONS OF WHICH ARE MET AND SUCH PURCHASER WILL TRANSFER ITS INTEREST IN THE SERIES 1998-3 CERTIFICATES IF AND AT SUCH TIME AS SUCH REPRESENTATION IS NO LONGER TRUE AND CORRECT; (VII) THE PROPOSED ACQUISITION OR TRANSFER WILL QUALIFY FOR A STATUTORY OR ADMINISTRATIVE PROHIBITED TRANSACTION EXEMPTION UNDER ERISA AND THE CODE OR WILL NOT GIVE RISE TO A TRANSACTION DESCRIBED IN SECTION 406(A) OF ERISA OR SECTION 4975(C)(1) OF THE CODE FOR WHICH A STATUTORY OR ADMINISTRATIVE EXEMPTION IS UNAVAILABLE; OR (VIII) SUCH FUNDS CONSIST OF FUNDS WHICH DO NOT CONSTITUTE "PLAN ASSETS" WITHIN THE MEANING OF DEPARTMENT OF LABOR REGULATION 29 C.F.R. SECTION 2510.3-101.

         THIS SERIES 1998-3 CERTIFICATE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY ANY
         OTHER PERSON.

         [FOR CLASS B CERTIFICATES ONLY: THE CLASS B CERTIFICATES ARE SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A
         CERTIFICATES AS PROVIDED IN THE SERIES 1998-3 SUPPLEMENT.]

         [FOR CLASS C CERTIFICATES ONLY: THIS CLASS C CERTIFICATE MAY NOT BE SOLD, ASSIGNED, PLEDGED, PARTICIPATED, SUBDIVIDED OR OTHERWISE TRANSFERRED UNLESS (I) SUCH TRANSFEREE IS A "UNITED STATES PERSON" AS DEFINED IN SECTION 7701(A)(30) OF THE CODE; (II) (A) SUCH TRANSFEREE IS NOT A TRUST, PARTNERSHIP OR "S CORPORATION" (WITHIN THE MEANING OF
         SECTION 1361(A) OF THE CODE) FOR UNITED STATES FEDERAL INCOME TAX PURPOSES OR (B) SUCH TRANSFEREE IS A TRUST, PARTNERSHIP OR "S CORPORATION" (WITHIN THE MEANING OF SECTION 1361(A) OF THE CODE) FOR UNITED STATES FEDERAL INCOME TAX PURPOSES, BUT AFTER GIVING EFFECT TO SUCH TRANSFER, SUBSTANTIALLY ALL OF THE VALUE OF THE INTEREST OF AN OWNER OF THE TRANSFEREE IN THE TRANSFEREE WILL NOT BE ATTRIBUTABLE TO THE TRANSFEREE'S OWNERSHIP INTEREST (DIRECT OR INDIRECT) IN CERTIFICATES ISSUED BY THE TRUST OTHER THAN THE CLASS A AND CLASS B CERTIFICATES OR THE SERIES 1998-4 CERTIFICATES; AND (III) FOR THE PURPOSES OF SECTION 7704 OF THE CODE AND THE TREASURY REGULATIONS PROMULGATED THEREUNDER, AFTER SUCH TRANSFER THE CLASS C CERTIFICATES WOULD NOT BE TREATED AS OWNED BY MORE THAN 20 PERSONS AND THE TRUST WOULD NOT BE TREATED AS HAVING MORE THAN 100 PARTNERS.

         THE CLASS C CERTIFICATES ARE SUBORDINATED IN RIGHT OF
         PAYMENT TO THE CLASS A CERTIFICATES AND THE CLASS B
         CERTIFICATES AS PROVIDED IN THE SERIES 1998-3 SUPPLEMENT.]

                  (vii) Each investor described in subclause (i)(C) above understand that the Class A and Class B Certificates have not and will not be registered under the Securities Act, that any offers, sales or deliveries of the Class A or Class B Certificates purchased by it in the United States or to U.S. Persons prior to the date that is 40 days after the later of (i) the commencement of the distribution of the Series 1998-3 Certificates and (ii) the Closing Date, may constitute a violation of United States law, and that distributions of principal and interest will be made in respect of such Certificates only following the delivery by the holder of a certification of non-U.S. beneficial ownership or the exchange of beneficial interest in Regulation S Temporary Book-Entry Certificates for beneficial interests in the related Unrestricted Book-Entry Certificates (which in each case will itself require a certification of non-U.S. beneficial ownership), at the times and in the manner set forth in the Pooling Agreement.

                  (viii) The Regulation S Temporary Book-Entry Certificates representing the Class A and Class B Certificates sold to each investor described in subclause (i)(C) above will bear a legend to the following effect, unless the Transferor determines otherwise consistent with applicable law:

         THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND, PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF (I) THE COMPLETION OF THE DISTRIBUTION OF THE SERIES 1998-3 CERTIFICATES AND
         (II) THE CLOSING DATE, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

                  (ix) The Transfer Agent and Registrar shall not permit the transfer of any Series 1998-3 Certificates unless such transfer complies with the terms of the foregoing legends and, in the case of a transfer (i) to an Institutional Accredited Investor (other than a Qualified Institutional Buyer), the transferee delivers a completed Purchaser Letter to the Trustee, or (ii) to a person other than a Qualified Institutional Buyer or an Institutional Accredited Investor, upon delivery of an opinion of counsel satisfactory to the Trustee and the Transferor, to the effect that the transferee is taking delivery of the Series 1998-3 Certificates in a transaction that is otherwise exempt from the registration requirements of the Securities Act.

                  (c) No initial or subsequent sale or other transfer of a Class C Certificate may be made (other than to an Initial Purchaser) unless such sale or transfer (i) is accompanied by delivery of a tax statement in the form of Exhibit G, (ii) is made to a "United States Person" as defined in Section 7701(a)(30) of the Code, as certified in such tax statement, and (iii) will not cause the Trust to be treated as a publicly traded partnership for United States federal income tax purposes. Any attempted transfer, assignment, conveyance, participation or subdivision in contravention of the preceding sentence of this clause (c) shall be void ab initio and the purported transferor, seller or subdivider of such Class C Certificate shall continue to be treated as the Class C Certificateholder of such Class C Certificate for all purposes of the Pooling Agreement and this Supplement.

                  SECTION 8.8 Incorporation by Reference. Without limiting the effect of other provisions of the Pooling Agreement that otherwise apply to Series 1998-3, and without limiting the fact that this Supplement is a Transaction Document, Sections 13.5, 13.6,

         13.7, 13.9, 13.10, 13.11, 13.17 and 13.18 of the Pooling Agreement are
         hereby incorporated into this Supplement by this reference, with the references in such provisions to the Pooling Agreement or any other Transaction Documents applying instead with equal force to this Supplement.

                  SECTION 8.9 Survival of Agreement. All covenants, agreements, representations and warranties made herein and in the Series 1998-3 Certificates delivered pursuant hereto shall survive the execution and delivery of this Supplement and the Series 1998-3 Certificates and shall continue in full force and effect, and this Supplement shall not terminate, until the Outstanding Principal Balances of the Series 1998-3 Certificates shall have been reduced to zero, all accrued and unpaid interest thereon shall have been paid in full, and all other obligations owed in respect of the Series 1998-3 Certificates have been paid and performed in full. In addition, this Section 8.9 and Sections 7.2, 7.3, 8.6, 8.7 and 8.8 shall survive termination of this Supplement.

                  SECTION 8.10 Lockbox Accounts. Notwithstanding Section 3.3(c)(iii) of the Pooling Agreement, Transferor and Servicer shall not establish alternative collection procedures contemplated by such
         Section 3.3(c)(iii).

                  SECTION 8.11 Servicing in Florida. In addition to the provisions of Section 8.6 of the Pooling Agreement, Servicer hereby agrees not to utilize any Sub-Servicer (including ProSource) that would subject the Receivables or the Trust to any intangibles tax under Florida Law.

                  SECTION 8.12 Regulation S Matters. Exhibits F, G, H, I and J to the Pooling Agreement are hereby amended to read as set forth in Exhibits H, I, J, K and L to this Supplement.

                               [SIGNATURES FOLLOW]

                  IN WITNESS WHEREOF, Transferor, Servicer and Trustee have caused this Supplement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                        AMERISERVE FUNDING CORPORATION,
                                        as Transferor


                                        By:
                                            Name:
                                            Title:


                                        AMERISERVE FOOD
                                        DISTRIBUTION, INC.,
                                        as initial Servicer


                                        By:
                                            Name:
                                            Title:


                                        NORWEST BANK MINNESOTA, NATIONAL
                                        ASSOCIATION,  as Trustee


                                        By:
                                            Bruce C. Wandersee
                                            Assistant Vice President

                                                                       EXHIBIT A
                                                 to the Series 1998-3 Supplement

                           FORM OF CLASS A CERTIFICATE


         [FOR BOOK-ENTRY CERTIFICATES ONLY: UNLESS THIS SERIES 1998-3 CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRANSFEROR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SERIES 1998-3 CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR THE USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

         [FOR REGULATION S BOOK-ENTRY CERTIFICATES ONLY: THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND, PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF (I) THE COMPLETION OF THE DISTRIBUTION OF THE SERIES 1998-3 CERTIFICATES AND (II) THE CLOSING DATE, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.]

         THIS SERIES 1998-3 CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SERIES 1998-3 CERTIFICATE, AGREES THAT SUCH SERIES 1998-3 CERTIFICATE MAY BE RESOLD, PLEDGED OR TRANSFERRED ONLY IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS AND (1) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON THAT THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER THAT PURCHASES FOR ITS OWN ACCOUNT (OR FOR THE ACCOUNT OR ACCOUNTS OF A QUALIFIED INSTITUTIONAL BUYER) AND TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (2) IN AN OFFSHORE TRANSACTION

         COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER
         THE SECURITIES ACT OR (3) TO A PERSON (A) THAT IS AN INSTITUTIONAL "ACCREDITED INVESTOR", WITHIN THE MEANING OF RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT, IS TAKING DELIVERY OF SUCH SERIES 1998-3 CERTIFICATE IN AN AMOUNT OF AT LEAST $500,000 AND DELIVERS A PURCHASER LETTER TO THE TRUSTEE IN THE FORM ATTACHED TO THE SERIES 1998-3 SUPPLEMENT OR (B) THAT IS TAKING DELIVERY OF SUCH SERIES 1998-3 CERTIFICATE PURSUANT TO A TRANSACTION THAT IS OTHERWISE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AS CONFIRMED IN AN OPINION OF COUNSEL ADDRESSED TO THE TRUSTEE AND THE TRANSFEROR, WHICH COUNSEL AND OPINION ARE SATISFACTORY TO THE TRANSFEROR AND THE TRUSTEE.

         EACH PURCHASER OF A SERIES 1998-3 CERTIFICATE SHALL BE DEEMED TO REPRESENT AND WARRANT TO THE INITIAL PURCHASERS, AMERISERVE FUNDING CORPORATION, THE TRUSTEE, THE SERVICER AND ANY SUCCESSOR SERVICER THAT ONE OR ANY COMBINATION OF THE FOLLOWING STATEMENTS IS AN ACCURATE REPRESENTATION AS TO ALL SOURCES OF FUNDS TO BE USED BY SUCH PURCHASER TO PAY THE PURCHASE PRICE OF THE SERIES 1998-3 CERTIFICATES: (I) IF THE PURCHASER IS AN INSURANCE COMPANY, THE SOURCE OF FUNDS TO BE USED BY SUCH PURCHASER IS AN "INSURANCE COMPANY GENERAL ACCOUNT" WITHIN THE MEANING OF DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 95-60 (ISSUED JULY 12, 1995) AND THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF THE GENERAL ACCOUNT RESERVES AND LIABILITIES FOR ALL CONTRACTS HELD BY OR ON BEHALF OF SUCH PLAN, EXCEED TEN PERCENT (10%) OF THE TOTAL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (EXCLUSIVE OF SEPARATE ACCOUNT LIABILITIES) PLUS SURPLUS, AS SET FORTH IN THE NAIC ANNUAL STATEMENT (WITHIN THE MEANING OF PTCE 95-60) FILED BY SUCH PURCHASER WITH SUCH PURCHASER'S STATE OF DOMICILE; (II) SUCH FUNDS CONSTITUTE ASSETS OF ONE OR MORE INSURANCE COMPANY POOLED SEPARATE ACCOUNTS WITHIN THE MEANING OF PTCE 90-1 (ISSUED JANUARY 29,
         1990) MAINTAINED BY SUCH PURCHASER, AND THERE IS NO PLAN WHOSE ASSETS IN SUCH SEPARATE ACCOUNT EXCEED 10% OF THE TOTAL ASSETS OF SUCH SEPARATE ACCOUNT AS OF THE DATE OF SUCH PURCHASE; (III) SUCH FUNDS CONSTITUTE ASSETS OF A BANK COLLECTIVE INVESTMENT FUND WITHIN THE MEANING OF PTCE 91-38 (ISSUED JUNE 12, 1991) MAINTAINED BY SUCH PURCHASER, AND THERE IS NO EMPLOYEE BENEFIT PLAN WHOSE ASSETS IN SUCH COLLECTIVE

         INVESTMENT FUND EXCEED 10% OF THE TOTAL ASSETS OF SUCH COLLECTIVE INVESTMENT FUND AS OF THE DATE OF SUCH PURCHASE; (IV) SUCH PURCHASER IS ACQUIRING THE SERIES 1998-3 CERTIFICATES FOR THE ACCOUNT OF ONE OR MORE PENSION FUNDS, TRUST FUNDS OR AGENCY ACCOUNTS, EACH OF WHICH IS A "GOVERNMENTAL PLAN" AS DEFINED IN SECTION 3(32) OF ERISA AND THE PURCHASE AND HOLDING OF THE SERIES 1998-3 CERTIFICATES BY SUCH PURCHASER WILL NOT VIOLATE ANY STATE OR OTHER LAW RELATING TO SUCH GOVERNMENTAL PLAN; (V) THE SOURCE OF FUNDS IS MANAGED BY A "QUALIFIED PROFESSIONAL ASSET MANAGER" OR "QPAM" (AS DEFINED IN PART V OF PTCE 84-14, ISSUED MARCH 13, 1984), OR AN "INHAM" (AS DEFINED IN PART V OF PTCE 96-23, ISSUED APRIL 10, 1996) AND THE PURCHASE AND HOLDING OF THE SERIES 1998-3 CERTIFICATES BY SUCH PURCHASER IS EXEMPT FROM THE PROHIBITED TRANSACTION RULES OF SECTION 4975(C) OF THE CODE AND SECTION 406(A) OF ERISA UNDER PTCE 84-14 OR PTCE 96-23; (VI) THE PURCHASER IS AN INSURANCE COMPANY GENERAL ACCOUNT AND THE PURCHASE AND HOLDING OF THE SERIES 1998-3 CERTIFICATES BY SUCH PURCHASER IS EXEMPT FROM THE PROHIBITED TRANSACTION RULES OF SECTION 4975(C) OF THE CODE AND SECTION 406(A) OF ERISA AND UNDER SECTION 401(C) OF ERISA, THE CONDITIONS OF WHICH ARE MET AND SUCH PURCHASER WILL TRANSFER ITS INTEREST IN THE SERIES 1998-3 CERTIFICATES IF AND AT SUCH TIME AS SUCH REPRESENTATION IS NO LONGER TRUE AND CORRECT; (VII) THE PROPOSED ACQUISITION OR TRANSFER WILL QUALIFY FOR A STATUTORY OR ADMINISTRATIVE PROHIBITED TRANSACTION EXEMPTION UNDER ERISA AND THE CODE OR WILL NOT GIVE RISE TO A TRANSACTION DESCRIBED IN SECTION 406(A) OF ERISA OR SECTION 4975(C)(1) OF THE CODE FOR WHICH A STATUTORY OR ADMINISTRATIVE EXEMPTION IS UNAVAILABLE; OR (VIII) SUCH FUNDS CONSIST OF FUNDS WHICH DO NOT CONSTITUTE "PLAN ASSETS" WITHIN THE MEANING OF DEPARTMENT OF LABOR REGULATION 29 C.F.R. SECTION 2510.3-101.

         THIS SERIES 1998-3 CERTIFICATE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY ANY
         OTHER PERSON.

                       AMERISERVE RECEIVABLES MASTER TRUST

                     FLOATING RATE CLASS A TERM CERTIFICATE,

                                  SERIES 1998-3


Certificate Number:
CUSIP Number: 03072L AA 8                                      $_______________
ISIN Number:  US03072LAA89

         THIS CERTIFIES THAT _________________ is the registered owner of a nonassessable, fully-paid, fractional undivided interest in certain assets of the AmeriServe Receivables Master Trust (the "Trust") that was created pursuant to (a) the Pooling and Servicing Agreement, dated as of July 1, 1997 (as amended and restated as of July 28, 1998, and as the same may be further amended, amended and restated, supplemented or otherwise modified from time to time, the "Pooling Agreement"), among AMERISERVE FUNDING CORPORATION, a Delaware corporation ("Transferor"), AMERISERVE FOOD DISTRIBUTION, INC., a Delaware corporation ("Servicer"), and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association, as trustee (together with its successors and assigns in such capacity, "Trustee") and (b) the Series 1998-3 Supplement dated as of December 18, 1998 relating to the Series 1998-3 Certificates (as the same may be amended, amended and restated or otherwise modified from time to time, the "Series 1998-3 Supplement"). This Certificate is one of the duly authorized Floating Rate Class A Term Certificates, Series 1998-3, designated and issued under the Pooling Agreement and the Series 1998-3 Supplement. Except as otherwise defined herein or in the Series 1998-3 Supplement, terms defined in Appendix A to the Pooling Agreement have the meanings which such Appendix A assigns to them. This Certificate is subject to the terms, provisions and conditions of, and is entitled to the benefits afforded by, the Pooling Agreement and the Series 1998-3 Supplement, to which terms, provisions and conditions the Holder of this Certificate by virtue of the acceptance hereof assents and by which the Holder is bound.

         Unless the certificate of authentication hereon shall have been executed by or on behalf of Trustee by the manual signature of a duly authorized signatory, this Certificate shall not entitle the Holder hereof to any benefit under the Transaction Documents or be valid for any purpose.

         This Certificate does not represent a recourse obligation of, or an interest in, Transferor, any Seller, Servicer, Trustee or any Affiliate of any of them.

         By its acceptance of this Certificate, each Holder hereof (a) acknowledges that it is the intent of Transferor, and agrees that it is the intent of the Holder that, for Federal, state and local income and franchise tax purposes and other taxes measured by or imposed on income, the Series 1998-3 Certificates (including this Certificate) shall be treated as evidence of indebtedness secured by the Transferred Assets and the Trust not be characterized as an association taxable as a corporation,
(b) agrees to treat this Certificate for Federal, state and local income and franchise tax purposes and other taxes measured by or imposed on income as indebtedness and (c) agrees that the provisions of the Transaction Documents shall be construed to further these intentions of the parties.

         This Certificate shall be construed in accordance with the laws of the State of Delaware, without regard to its conflict of laws principles, and all obligations, rights and remedies under or arising in connection with this Certificate shall be determined in accordance with the laws of the State of Delaware.

         IN WITNESS WHEREOF, Transferor has caused this Certificate to be executed by its officer thereunto duly authorized.

                                            AMERISERVE FUNDING
                                            CORPORATION


                                            By:
                                              Title:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


         This is one of the Floating Rate Class A Term Certificates, Series 1998-3, referred to in the Pooling Agreement, as supplemented by the Series 1998-3 Supplement.

                                        NORWEST BANK MINNESOTA,  NATIONAL
                                        ASSOCIATION,
                                         as Trustee

                                        By:
                                            Title:


         Dated:

                                                                       EXHIBIT B
                                                 to the Series 1998-3 Supplement

                           FORM OF CLASS B CERTIFICATE

[FOR BOOK-ENTRY CERTIFICATES ONLY: UNLESS THIS SERIES 1998-3 CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRANSFEROR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SERIES 1998-3 CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR THE USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

[FOR REGULATION S BOOK-ENTRY CERTIFICATES ONLY: THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND, PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF (I) THE COMPLETION OF THE DISTRIBUTION OF THE SERIES 1998-3 CERTIFICATES AND (II) THE CLOSING DATE, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.]

THIS SERIES 1998-3 CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SERIES 1998-3 CERTIFICATE, AGREES THAT SUCH SERIES 1998-3 CERTIFICATE MAY BE RESOLD, PLEDGED OR TRANSFERRED ONLY IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS AND (1) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON THAT THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER THAT PURCHASES FOR ITS OWN ACCOUNT (OR FOR THE ACCOUNT OR ACCOUNTS OF A QUALIFIED INSTITUTIONAL BUYER) AND TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER

THE SECURITIES ACT OR (3) TO A PERSON (A) THAT IS AN INSTITUTIONAL "ACCREDITED INVESTOR", WITHIN THE MEANING OF RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT, IS TAKING DELIVERY OF SUCH SERIES 1998-3 CERTIFICATE IN AN AMOUNT OF AT LEAST $500,000 AND DELIVERS A PURCHASER LETTER TO THE TRUSTEE IN THE FORM ATTACHED TO THE SERIES 1998-3 SUPPLEMENT OR (B) THAT IS TAKING DELIVERY OF SUCH SERIES 1998-3 CERTIFICATE PURSUANT TO A TRANSACTION THAT IS OTHERWISE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AS CONFIRMED IN AN OPINION OF COUNSEL ADDRESSED TO THE TRUSTEE AND THE TRANSFEROR, WHICH SUCH COUNSEL AND OPINION ARE SATISFACTORY TO THE TRANSFEROR AND THE TRUSTEE.

EACH PURCHASER OF A SERIES 1998-3 CERTIFICATE SHALL BE DEEMED TO REPRESENT AND WARRANT TO THE INITIAL PURCHASERS, AMERISERVE FUNDING CORPORATION, THE TRUSTEE, THE SERVICER AND ANY SUCCESSOR SERVICER THAT ONE OR ANY COMBINATION OF THE FOLLOWING STATEMENTS IS AN ACCURATE REPRESENTATION AS TO ALL SOURCES OF FUNDS TO BE USED BY SUCH PURCHASER TO PAY THE PURCHASE PRICE OF THE SERIES 1998-3
CERTIFICATES: (I) IF THE PURCHASER IS AN INSURANCE COMPANY, THE SOURCE OF FUNDS TO BE USED BY SUCH PURCHASER IS AN "INSURANCE COMPANY GENERAL ACCOUNT" WITHIN THE MEANING OF DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 95-60 (ISSUED JULY 12, 1995) AND THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF THE GENERAL ACCOUNT RESERVES AND LIABILITIES FOR ALL CONTRACTS HELD BY OR ON BEHALF OF SUCH PLAN, EXCEED TEN PERCENT (10%) OF THE TOTAL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (EXCLUSIVE OF SEPARATE ACCOUNT LIABILITIES) PLUS SURPLUS, AS SET FORTH IN THE NAIC ANNUAL STATEMENT (WITHIN THE MEANING OF PTCE 95-60) FILED BY SUCH PURCHASER WITH SUCH PURCHASER'S STATE OF DOMICILE; (II) SUCH FUNDS CONSTITUTE ASSETS OF ONE OR MORE INSURANCE COMPANY POOLED SEPARATE ACCOUNTS WITHIN THE MEANING OF PTCE 90-1 (ISSUED JANUARY 29,
1990) MAINTAINED BY SUCH PURCHASER, AND THERE IS NO PLAN WHOSE ASSETS IN SUCH SEPARATE ACCOUNT EXCEED 10% OF THE TOTAL ASSETS OF SUCH SEPARATE ACCOUNT AS OF THE DATE OF SUCH PURCHASE; (III) SUCH FUNDS CONSTITUTE ASSETS OF A BANK COLLECTIVE INVESTMENT FUND WITHIN THE MEANING OF PTCE 91-38 (ISSUED JUNE 12,
1991) MAINTAINED BY SUCH PURCHASER, AND THERE IS NO EMPLOYEE BENEFIT PLAN WHOSE ASSETS IN SUCH COLLECTIVE INVESTMENT FUND EXCEED 10% OF THE TOTAL ASSETS OF SUCH COLLECTIVE INVESTMENT

FUND AS OF THE DATE OF SUCH PURCHASE; (IV) SUCH PURCHASER IS ACQUIRING THE SERIES 1998-3 CERTIFICATES FOR THE ACCOUNT OF ONE OR MORE PENSION FUNDS, TRUST FUNDS OR AGENCY ACCOUNTS, EACH OF WHICH IS A "GOVERNMENTAL PLAN" AS DEFINED IN
SECTION 3(32) OF ERISA AND THE PURCHASE AND HOLDING OF THE SERIES 1998-3 CERTIFICATES BY SUCH PURCHASER WILL NOT VIOLATE ANY STATE OR OTHER LAW RELATING TO SUCH GOVERNMENTAL PLAN; (V) THE SOURCE OF FUNDS IS MANAGED BY A "QUALIFIED PROFESSIONAL ASSET MANAGER" OR "QPAM" (AS DEFINED IN PART V OF PTCE 84-14, ISSUED MARCH 13, 1984), OR AN "INHAM" (AS DEFINED IN PART V OF PTCE 96-23, ISSUED APRIL 10, 1996) AND THE PURCHASE AND HOLDING OF THE SERIES 1998-3 CERTIFICATES BY SUCH PURCHASER IS EXEMPT FROM THE PROHIBITED TRANSACTION RULES OF SECTION 4975(C) OF THE CODE AND SECTION 406(A) OF ERISA UNDER PTCE 84-14 OR PTCE 96-23; (VI) THE PURCHASER IS AN INSURANCE COMPANY GENERAL ACCOUNT AND THE PURCHASE AND HOLDING OF THE SERIES 1998-3 CERTIFICATES BY SUCH PURCHASER IS EXEMPT FROM THE PROHIBITED TRANSACTION RULES OF SECTION 4975(C) OF THE CODE AND
SECTION 406(A) OF ERISA AND UNDER SECTION 401(C) OF ERISA, THE CONDITIONS OF WHICH ARE MET AND SUCH PURCHASER WILL TRANSFER ITS INTEREST IN THE SERIES 1998-3 CERTIFICATES IF AND AT SUCH TIME AS SUCH REPRESENTATION IS NO LONGER TRUE AND CORRECT; (VII) THE PROPOSED ACQUISITION OR TRANSFER WILL QUALIFY FOR A STATUTORY OR ADMINISTRATIVE PROHIBITED TRANSACTION EXEMPTION UNDER ERISA AND THE CODE OR WILL NOT GIVE RISE TO A TRANSACTION DESCRIBED IN SECTION 406(A) OF ERISA OR
SECTION 4975(C)(1) OF THE CODE FOR WHICH A STATUTORY OR ADMINISTRATIVE EXEMPTION IS UNAVAILABLE; OR (VIII) SUCH FUNDS CONSIST OF FUNDS WHICH DO NOT CONSTITUTE "PLAN ASSETS" WITHIN THE MEANING OF DEPARTMENT OF LABOR REGULATION 29 C.F.R.
SECTION 2510.3-101.

THIS SERIES 1998-3 CERTIFICATE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY ANY OTHER PERSON.

THE CLASS B CERTIFICATES ARE SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AS PROVIDED IN THE SERIES 1998-3 SUPPLEMENT.

                       AMERISERVE RECEIVABLES MASTER TRUST

                     FLOATING RATE CLASS B TERM CERTIFICATE,

                                  SERIES 1998-3




Certificate Number:                                            $_______________
CUSIP Number: 03072L AB6
ISIN Number: US03072LAB62

         THIS CERTIFIES THAT _________________ is the registered owner of a nonassessable, fully-paid, fractional undivided interest in certain assets of the AmeriServe Receivables Master Trust (the "Trust") that was created pursuant to (a) the Pooling and Servicing Agreement, dated as of July 1, 1997 (as amended and restated as of July 28, 1998, and as the same may be further amended, amended and restated, supplemented or otherwise modified from time to time, the "Pooling Agreement"), among AMERISERVE FUNDING CORPORATION, a Delaware corporation ("Transferor"), AMERISERVE FOOD DISTRIBUTION, INC., a Delaware corporation ("Servicer"), and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association, as trustee (together with its successors and assigns in such capacity, "Trustee") and (b) the Supplement dated as of December 18, 1998 relating to the Series 1998-3 Certificates (as amended, amended and restated or otherwise modified from time to time, the "Series 1998-3 Supplement"). This Certificate is one of the duly authorized Floating Rate Class B Term Certificates, Series 1998-3, designated and issued under the Pooling Agreement and the Series 1998-3 Supplement. Except as otherwise defined herein or in the Series 1998-3 Supplement, terms defined in Appendix A to the Pooling Agreement have the meanings which such Appendix A assigns to them. This Certificate is subject to the terms, provisions and conditions of, and is entitled to the benefits afforded by, the Pooling Agreement and the Series 1998-3 Supplement, to which terms, provisions and conditions the Holder of this Certificate by virtue of the acceptance hereof assents and by which the Holder is bound.

         The Floating Rate Class B Term Certificates, Series 1998-3 are subordinated to the Floating Rate Class A Term Certificates, Series 1998-3, as provided in the Series 1998-3 Supplement.

         Unless the certificate of authentication hereon shall have been executed by or on behalf of Trustee by the manual signature of a duly authorized signatory, this Certificate shall not entitle the Holder hereof to any benefit under the Transaction Documents or be valid for any purpose.

         This Certificate does not represent a recourse obligation of, or an interest in, Transferor, any Seller, Servicer, Trustee or any Affiliate of any of them.

         By its acceptance of this Certificate, each Holder hereof (a) acknowledges that it is the intent of Transferor, and agrees that it is the intent of the Holder that, for Federal, state and local income and franchise tax purposes and other taxes measured by or imposed on income, the Series 1998-3 Certificates (including this Certificate) shall be treated as evidence of indebtedness secured by the Transferred Assets and the Trust not be characterized as an association taxable as a corporation, (b) agrees to treat this Certificate for Federal, state and local income and franchise tax purposes and other taxes measured by or imposed on income as indebtedness and (c) agrees that the provisions of the Transaction Documents shall be construed to further these intentions of the parties.

         This Certificate shall be construed in accordance with the laws of the State of Delaware, without regard to its conflict of laws principles, and all obligations, rights and remedies under or arising in connection with this Certificate shall be determined in accordance with the laws of the State of Delaware.

         IN WITNESS WHEREOF, Transferor has caused this Certificate to be executed by its officer thereunto duly authorized.

                                            AMERISERVE FUNDING
                                            CORPORATION


                                            By:
                                              Title:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION







         This is one of the Floating Rate Class B Term Certificates, Series 1998-3, referred to in the Pooling Agreement, as supplemented by the Series 1998-3 Supplement.

                                        NORWEST BANK MINNESOTA,  NATIONAL
                                        ASSOCIATION,
                                         as Trustee

                                        By:
                                            Title:


         Dated:

                                                                       EXHIBIT C
                                                 to the Series 1998-3 Supplement

                           FORM OF CLASS C CERTIFICATE



THIS SERIES 1998-3 CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SERIES 1998-3 CERTIFICATE, AGREES THAT SUCH SERIES 1998-3 CERTIFICATE MAY BE RESOLD, PLEDGED OR TRANSFERRED ONLY IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS AND (1) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON THAT THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER THAT PURCHASES FOR ITS OWN ACCOUNT (OR FOR THE ACCOUNT OR ACCOUNTS OF A QUALIFIED INSTITUTIONAL BUYER) AND TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT OR (3) TO A PERSON (A) THAT IS AN INSTITUTIONAL "ACCREDITED INVESTOR", WITHIN THE MEANING OF RULE 501(A)(1),
(2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT, IS TAKING DELIVERY OF SUCH SERIES 1998-3 CERTIFICATE IN AN AMOUNT OF AT LEAST $500,000 AND DELIVERS A PURCHASER LETTER TO THE TRUSTEE IN THE FORM ATTACHED TO THE SERIES 1998-3 SUPPLEMENT OR (B) THAT IS TAKING DELIVERY OF SUCH SERIES 1998-3 CERTIFICATE PURSUANT TO A TRANSACTION THAT IS OTHERWISE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AS CONFIRMED IN AN OPINION OF COUNSEL ADDRESSED TO THE TRUSTEE AND THE TRANSFEROR, WHICH SUCH COUNSEL AND OPINION ARE SATISFACTORY TO THE TRANSFEROR AND THE TRUSTEE.

EACH PURCHASER OF A SERIES 1998-3 CERTIFICATE SHALL BE DEEMED TO REPRESENT AND WARRANT TO THE INITIAL PURCHASERS, AMERISERVE FUNDING CORPORATION, THE TRUSTEE, THE SERVICER AND ANY SUCCESSOR SERVICER THAT ONE OR ANY COMBINATION OF THE FOLLOWING STATEMENTS IS AN ACCURATE REPRESENTATION AS TO ALL SOURCES OF FUNDS TO BE USED BY SUCH PURCHASER TO PAY THE PURCHASE PRICE OF THE SERIES 1998-3
CERTIFICATES: (I) IF THE PURCHASER IS AN INSURANCE COMPANY, THE SOURCE OF FUNDS TO BE

USED BY SUCH PURCHASER IS AN "INSURANCE COMPANY GENERAL ACCOUNT" WITHIN THE MEANING OF DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 95-60 (ISSUED JULY 12, 1995) AND THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF THE GENERAL ACCOUNT RESERVES AND LIABILITIES FOR ALL CONTRACTS HELD BY OR ON BEHALF OF SUCH PLAN, EXCEED TEN PERCENT (10%) OF THE TOTAL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (EXCLUSIVE OF SEPARATE ACCOUNT LIABILITIES) PLUS SURPLUS, AS SET FORTH IN THE NAIC ANNUAL STATEMENT (WITHIN THE MEANING OF PTCE 95-60) FILED BY SUCH PURCHASER WITH SUCH PURCHASER'S STATE OF DOMICILE;
(II) SUCH FUNDS CONSTITUTE ASSETS OF ONE OR MORE INSURANCE COMPANY POOLED SEPARATE ACCOUNTS WITHIN THE MEANING OF PTCE 90-1 (ISSUED JANUARY 29, 1990) MAINTAINED BY SUCH PURCHASER, AND THERE IS NO PLAN WHOSE ASSETS IN SUCH SEPARATE ACCOUNT EXCEED 10% OF THE TOTAL ASSETS OF SUCH SEPARATE ACCOUNT AS OF THE DATE OF SUCH PURCHASE; (III) SUCH FUNDS CONSTITUTE ASSETS OF A BANK COLLECTIVE INVESTMENT FUND WITHIN THE MEANING OF PTCE 91-38 (ISSUED JUNE 12, 1991) MAINTAINED BY SUCH PURCHASER, AND THERE IS NO EMPLOYEE BENEFIT PLAN WHOSE ASSETS IN SUCH COLLECTIVE INVESTMENT FUND EXCEED 10% OF THE TOTAL ASSETS OF SUCH COLLECTIVE INVESTMENT FUND AS OF THE DATE OF SUCH PURCHASE; (IV) SUCH PURCHASER IS ACQUIRING THE SERIES 1998-3 CERTIFICATES FOR THE ACCOUNT OF ONE OR MORE PENSION FUNDS, TRUST FUNDS OR AGENCY ACCOUNTS, EACH OF WHICH IS A "GOVERNMENTAL PLAN" AS DEFINED IN SECTION 3(32) OF ERISA AND THE PURCHASE AND HOLDING OF THE SERIES 1998-3 CERTIFICATES BY SUCH PURCHASER WILL NOT VIOLATE ANY STATE OR OTHER LAW RELATING TO SUCH GOVERNMENTAL PLAN; (V) THE SOURCE OF FUNDS IS MANAGED BY A "QUALIFIED PROFESSIONAL ASSET MANAGER" OR "QPAM" (AS DEFINED IN PART V OF PTCE 84-14, ISSUED MARCH 13, 1984), OR AN "INHAM" (AS DEFINED IN PART V OF PTCE 96-23, ISSUED APRIL 10, 1996) AND THE PURCHASE AND HOLDING OF THE SERIES 1998-3 CERTIFICATES BY SUCH PURCHASER IS EXEMPT FROM THE PROHIBITED TRANSACTION RULES OF SECTION 4975(C) OF THE CODE AND SECTION 406(A) OF ERISA UNDER PTCE 84-14 OR PTCE 96-23; (VI) THE PURCHASER IS AN INSURANCE COMPANY GENERAL ACCOUNT AND THE PURCHASE AND HOLDING OF THE SERIES 1998-3 CERTIFICATES BY SUCH PURCHASER IS EXEMPT FROM THE PROHIBITED TRANSACTION RULES OF SECTION 4975(C) OF THE CODE AND
SECTION 406(A) OF ERISA AND UNDER SECTION 401(C) OF ERISA, THE CONDITIONS OF WHICH ARE MET AND SUCH PURCHASER WILL TRANSFER ITS INTEREST IN THE SERIES 1998-3 CERTIFICATES IF AND AT SUCH TIME AS SUCH REPRESENTATION IS NO LONGER TRUE AND CORRECT; (VII) THE PROPOSED ACQUISITION OR
                                                                          page 2

TRANSFER WILL QUALIFY FOR A STATUTORY OR ADMINISTRATIVE PROHIBITED TRANSACTION EXEMPTION UNDER ERISA AND THE CODE OR WILL NOT GIVE RISE TO A TRANSACTION DESCRIBED IN SECTION 406(A) OF ERISA OR SECTION 4975(C)(1) OF THE CODE FOR WHICH A STATUTORY OR ADMINISTRATIVE EXEMPTION IS UNAVAILABLE; OR (VIII) SUCH FUNDS CONSIST OF FUNDS WHICH DO NOT CONSTITUTE "PLAN ASSETS" WITHIN THE MEANING OF DEPARTMENT OF LABOR REGULATION 29 C.F.R. SECTION 2510.3-101.

THIS SERIES 1998-3 CERTIFICATE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY ANY OTHER PERSON.

THIS CLASS C CERTIFICATE MAY NOT BE SOLD, ASSIGNED, PLEDGED, PARTICIPATED, SUBDIVIDED OR OTHERWISE TRANSFERRED UNLESS (I) SUCH TRANSFEREE IS A "UNITED STATES PERSON" AS DEFINED IN SECTION 7701(A)(30) OF THE CODE; (II) (A) SUCH TRANSFEREE IS NOT A TRUST, PARTNERSHIP OR "S CORPORATION" (WITHIN THE MEANING OF
SECTION 1361(A) OF THE CODE) FOR UNITED STATES FEDERAL INCOME TAX PURPOSES OR
(B) SUCH TRANSFEREE IS A TRUST, PARTNERSHIP OR "S CORPORATION" (WITHIN THE MEANING OF SECTION 1361(A) OF THE CODE) FOR UNITED STATES FEDERAL INCOME TAX PURPOSES, BUT AFTER GIVING EFFECT TO SUCH TRANSFER SUBSTANTIALLY ALL OF THE VALUE OF THE INTEREST OF AN OWNER OF THE TRANSFEREE IN THE TRANSFEREE WILL NOT BE ATTRIBUTABLE TO THE TRANSFEREE'S OWNERSHIP INTEREST (DIRECT OR INDIRECT) IN CERTIFICATES ISSUED BY THE TRUST OTHER THAN THE CLASS A AND CLASS B CERTIFICATES OR THE SERIES 1998-4 CERTIFICATES; AND (III) FOR THE PURPOSES OF SECTION 7704 OF THE CODE AND THE TREASURY REGULATIONS PROMULGATED THEREUNDER, AFTER SUCH TRANSFER THE CLASS C CERTIFICATES WOULD NOT BE TREATED AS OWNED BY MORE THAN 20 PERSONS AND THE TRUST WOULD NOT BE TREATED AS HAVING MORE THAN 100 PARTNERS.

THE CLASS C CERTIFICATES ARE SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AND THE CLASS B CERTIFICATES AS PROVIDED IN THE SERIES 1998-3 SUPPLEMENT.

                       AMERISERVE RECEIVABLES MASTER TRUST

                     FLOATING RATE CLASS C TERM CERTIFICATE,

                                  SERIES 1998-3




Certificate Number:                                            $_______________
CUSIP Number: 03072LAC4
ISIN Number: US03072LAC46

         THIS CERTIFIES THAT _________________ is the registered owner of a nonassessable, fully-paid, fractional undivided interest in certain assets of the AmeriServe Receivables Master Trust (the "Trust") that was created pursuant to (a) the Pooling and Servicing Agreement, dated as of July 1, 1997 (as amended and restated as of July 28, 1998, and as the same may be further amended, amended and restated, supplemented or otherwise modified from time to time, the "Pooling Agreement"), among AMERISERVE FUNDING CORPORATION, a Delaware corporation ("Transferor"), AMERISERVE FOOD DISTRIBUTION, INC., a Delaware corporation ("Servicer"), and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association, as trustee (together with its successors and assigns in such capacity, "Trustee") and (b) the Supplement dated as of December 18, 1998 relating to the Series 1998-3 Certificates (as amended, amended and restated or otherwise modified from time to time, the "Series 1998-3 Supplement"). This Certificate is one of the duly authorized Floating Rate Class C Term Certificates, Series 1998-3, designated and issued under the Pooling Agreement and the Series 1998-3 Supplement. Except as otherwise defined herein or in the Series 1998-3 Supplement, terms defined in Appendix A to the Pooling Agreement have the meanings which such Appendix A assigns to them. This Certificate is subject to the terms, provisions and conditions of, and is entitled to the benefits afforded by, the Pooling Agreement and the Series 1998-3 Supplement, to which terms, provisions and conditions the Holder of this Certificate by virtue of the acceptance hereof assents and by which the Holder is bound.

         The Floating Rate Class C Term Certificates, Series 1998-3 are subordinated to the Floating Rate Class A Term Certificates, Series 1998-3 and the Floating Rate Class B Term Certificates, Series 1998-3, as provided in the Series 1998-3 Supplement.

         Unless the certificate of authentication hereon shall have been executed by or on behalf of Trustee by the manual signature of a duly authorized signatory, this Certificate shall not entitle the Holder hereof to any benefit under the Transaction Documents or be valid for any purpose.


         This Certificate does not represent a recourse obligation of, or an interest in, Transferor, any Seller, Servicer, Trustee or any Affiliate of any of them.

         By its acceptance of this Certificate, each Holder hereof (a) acknowledges that it is the intent of Transferor, and agrees that it is the intent of the Holder that, for Federal, state and local income and franchise tax purposes and other taxes measured by or imposed on income, the Series 1998-3 Certificates (including this Certificate) shall be treated as evidence of indebtedness secured by the Transferred Assets and the Trust not be characterized as an association taxable as a corporation, (b) agrees to treat this Certificate for Federal, state and local income and franchise tax purposes and other taxes measured by or imposed on income as indebtedness and (c) agrees that the provisions of the Transaction Documents shall be construed to further these intentions of the parties.

         This Certificate shall be construed in accordance with the laws of the State of Delaware, without regard to its conflict of laws principles, and all obligations, rights and remedies under or arising in connection with this Certificate shall be determined in accordance with the laws of the State of Delaware.

         IN WITNESS WHEREOF, Transferor has caused this Certificate to be executed by its officer thereunto duly authorized.

                                    AMERISERVE FUNDING
                                    CORPORATION


                                    By:
                                       ----------------------------------
                                     Title:
                                           ------------------------------

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


         This is one of the Floating Rate Class C Term Certificates, Series 1998-3, referred to in the Pooling Agreement, as supplemented by the Series 1998-3 Supplement.

                                            NORWEST BANK MINNESOTA,
                                            NATIONAL ASSOCIATION,
                                            as Trustee

                                            By:
                                               -----------------------------
                                             Title:
                                                   -------------------------

         Dated:

                                                                       EXHIBIT D
                                                 to the Series 1998-3 Supplement



                              FORM OF DAILY REPORT

                                                                       EXHIBIT E
                                                 to the Series 1998-3 Supplement



                             FORM OF MONTHLY REPORT

                                                                       EXHIBIT F
                                                 to the Series 1998-3 Supplement


                            FORM OF PURCHASER LETTER


AmeriServe Funding Corporation                                Donaldson, Lufkin & Jenrette
15305 Dallas Parkway                                              Securities Corporation
Addison, Texas   75001                                        277 Park Avenue
Attention: President                                          New York, New York 10172
                                                              Attention: Asset Securitization
                                                                               Group
Norwest Bank Minnesota, National Association
Sixth & Marquette                                             BT Alex. Brown Incorporated
Minneapolis, Minnesota   55479-0070                           130 Liberty Street
Attention: Corporate Trust Services/                          New York, New York 10006
              Asset-Backed Administration                     Attention: Asset Securitization
                                                                                Group
NationsBanc Montgomery Securities LLC
231 South LaSalle Street
Chicago, Illinois 60697
Attention: Asset Securitization Group

Ladies and Gentlemen:

         We are delivering this letter in connection with the transfer of $__________ of the Floating Rate [Class A] [Class B] [Class C] Term Certificates, Series 1998-3 (the "Certificates") issued by the AmeriServe Receivables Master Trust (the "Trust") created under the Pooling and Servicing Agreement, dated as of July 1, 1997, as amended and restated as of July 28, 1998 (as the same may be further amended, amended and restated or otherwise modified from time to time, the "Pooling Agreement"), among AmeriServe Funding Corporation, a Delaware corporation (the "Transferor"), AmeriServe Food Distribution, Inc., a Delaware corporation, as servicer (the "Servicer"), and Norwest Bank Minnesota, National Association, a national banking association, as trustee (the "Trustee"), and the Series 1998-3 Supplement, dated as of December 18, 1998 (as the same may be amended, amended and restated or otherwise modified from time to time, the "Series 1998-3 Supplement"), to the Pooling Agreement among the Transferor, the Servicer and the Trustee. Capitalized terms used herein without definition shall have the meanings assigned thereto in the Series 1998-3 Supplement.

         We hereby confirm that:

                  (i) we are an institutional "accredited investor" (an "Institutional Accredited Investor") within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act of 1933, as amended (the "Securities Act");

                  (ii) we are purchasing the Certificates for our own account or for the account of one or more other Institutional Accredited Investors;

                  (iii) we are taking delivery of Certificates in an amount of at least $500,000 for our own account or for each separate account for which we are acting;

                  (iv) we have such knowledge and experience in financial and business matters, we are capable of evaluating the merits and risks of purchasing Certificates and we, or the account for which we are purchasing Certificates, can bear the economic risks of investing in the Certificates for an indefinite period of time;

                  (v) we are acquiring Certificates for investment and not with a view to any distribution thereof in a transaction that would violate the Securities Act or the securities laws of any state of the United States or any other applicable jurisdiction; provided that the disposition of our property and the property of any accounts for which we are acting as fiduciary shall remain at all times within our control; and

                  (vi) we represent to the Initial Purchasers, the Transferor, the Trustee, the Servicer and any successor Servicer that one or any combination of the following statements is an accurate representation as to all sources of funds to be used to pay the purchase price of the
         Certificates: (i) if we are an insurance company, the source of funds to be used by us is an "insurance company general account" within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60 (issued July 12, 1995) and there is no Plan with respect to which the amount of the general account reserves and liabilities for all contracts held by or on behalf of such Plan, exceed ten percent (10%) of the total reserves and liabilities of such general account (exclusive of separate account liabilities) plus surplus, as set forth in the NAIC Annual Statement (within the meaning of PTCE 95-60) filed by us with our state of domicile; (ii) such funds constitute assets of one or more insurance company pooled separate accounts within the meaning of PTCE 90-1 (issued January 29, 1990) maintained by us and there is no Plan whose assets in such separate account exceed 10% of the total assets of such separate account as of the date of such purchase; (iii) such funds constitute assets of a bank collective investment fund within the meaning of PTCE 91-38 (issued June 12, 1991) maintained by us, and there is no employee benefit plan whose assets in such collective investment fund exceed 10% of the total assets of such collective investment fund as of the date of such purchase; (iv) we are acquiring the Series 1998-3 Certificates for the account of one or more pension funds, trust funds or agency accounts, each of which is a "governmental plan" as defined in Section 3(32) of ERISA and the purchase and holding of the Series 1998-3 Certificates by us will not violate any state or other law relating to such governmental plan; (v) the source of funds is managed by a "qualified professional asset manager" or "QPAM" (as defined in Part V of PTCE 84-14, issued March 13, 1984), or an "INHAM" (as defined in part V of PTCE 96-23, issued April 10, 1996) and the purchase and holding of the Series 1998-3 Certificates by us is exempt from the prohibited transaction rules of Section 4975(c) of the Code and section 406(a) of ERISA under PTCE 84-14 or PTCE 96-23; (vi) we are an insurance company general account and our purchase and holding of the Series 1998-3 Certificates is exempt from the prohibited transaction rules of section 4975(c) of the Code and Section 406(a) of ERISA under section 401(c) of ERISA, the conditions of which are met and we will transfer our interest in the Series 1998-3 Certificates if and at such time as such representation is no longer true and correct;
         (vii) the proposed acquisition or transfer will qualify for a statutory or administrative prohibited transaction exemption under ERISA and the Code or will not give rise to a transaction described in Section 406(a) of ERISA or Section 4975(c)(1) of the Code for which a statutory or administrative exemption is unavailable; or (viii) such funds consist of funds which do not constitute "plan assets" within the meaning of Department of Labor Regulation 29 C.F.R. Section 2510.3-101.

         We understand that the Certificates are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the Certificates have not been registered under the Securities Act, and we agree, on our own behalf and on behalf of each account for which we acquire any Certificates, that such Certificates may be resold, pledged or transferred only
(i) in a transaction meeting the requirements of Rule 144A ("Rule 144A") under the Securities Act, to a person that we reasonably believe is a "qualified institutional buyer" (as defined in Rule 144A) that purchases for its own account (or for the account or accounts of a qualified institutional buyer) and to whom notice is given that the resale, pledge or other transfer is being made in reliance on Rule 144A or (ii) to a person that (A) is an Institutional Accredited Investor, is taking delivery of such Certificates in an amount of at least $500,000 and delivers a letter to you, in substantially the form of this letter, or (B) is taking delivery of such Certificates pursuant to a transaction that is otherwise exempt from the registration requirements of the Securities Act, as confirmed in an opinion of counsel addressed to the Trustee and the Transferor, which opinion and counsel must be satisfactory to the Trustee and the Transferor.

         We understand that the Transfer Agent and Registrar will not be required to accept for registration of transfer any Certificates, except upon presentation of evidence satisfactory to the Transferor that the foregoing restrictions on transfer have been complied with.

         We understand that the Certificates will bear a legend substantially to the following effect:

         [FOR BOOK-ENTRY CERTIFICATES ONLY: UNLESS THIS SERIES 1998-3 CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRANSFEROR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SERIES 1998-3 CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR THE USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN. ]

         THIS SERIES 1998-3 CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SERIES 1998-3 CERTIFICATE, AGREES THAT SUCH SERIES 1998-3 CERTIFICATE MAY BE RESOLD, PLEDGED OR TRANSFERRED ONLY IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS AND (1) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON THAT THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER THAT PURCHASES FOR ITS OWN ACCOUNT (OR FOR THE ACCOUNT OR ACCOUNTS OF A QUALIFIED INSTITUTIONAL BUYER) AND TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT OR (3) TO A PERSON (A) THAT IS AN INSTITUTIONAL "ACCREDITED INVESTOR", WITHIN THE MEANING OF RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT, IS TAKING DELIVERY OF SUCH SERIES 1998-3 CERTIFICATE IN AN AMOUNT OF AT LEAST $500,000 AND DELIVERS A PURCHASER LETTER TO THE TRUSTEE IN THE FORM ATTACHED TO THE SERIES 1998-3 SUPPLEMENT OR (B) THAT IS TAKING DELIVERY OF SUCH SERIES 1998-3 CERTIFICATE PURSUANT TO A TRANSACTION THAT IS OTHERWISE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AS CONFIRMED IN AN OPINION OF

         COUNSEL ADDRESSED TO THE TRUSTEE AND THE TRANSFEROR, WHICH COUNSEL AND OPINION ARE SATISFACTORY TO THE TRANSFEROR AND THE TRUSTEE.

         EACH PURCHASER OF A SERIES 1998-3 CERTIFICATE SHALL BE DEEMED TO REPRESENT AND WARRANT TO THE INITIAL PURCHASERS, AMERISERVE FUNDING CORPORATION, THE TRUSTEE, THE SERVICER AND ANY SUCCESSOR SERVICER THAT ONE OR ANY COMBINATION OF THE FOLLOWING STATEMENTS IS AN ACCURATE REPRESENTATION AS TO ALL SOURCES OF FUNDS TO BE USED BY SUCH PURCHASER TO PAY THE PURCHASE PRICE OF THE SERIES 1998-3 CERTIFICATES: (I) IF THE PURCHASER IS AN INSURANCE COMPANY, THE SOURCE OF FUNDS TO BE USED BY SUCH PURCHASER IS AN "INSURANCE COMPANY GENERAL ACCOUNT" WITHIN THE MEANING OF DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 95-60 (ISSUED JULY 12, 1995) AND THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF THE GENERAL ACCOUNT RESERVES AND LIABILITIES FOR ALL CONTRACTS HELD BY OR ON BEHALF OF SUCH PLAN, EXCEED TEN PERCENT (10%) OF THE TOTAL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (EXCLUSIVE OF SEPARATE ACCOUNT LIABILITIES) PLUS SURPLUS, AS SET FORTH IN THE NAIC ANNUAL STATEMENT (WITHIN THE MEANING OF PTCE 95-60) FILED BY SUCH PURCHASER WITH SUCH PURCHASER'S STATE OF DOMICILE; (II) SUCH FUNDS CONSTITUTE ASSETS OF ONE OR MORE INSURANCE COMPANY POOLED SEPARATE ACCOUNTS WITHIN THE MEANING OF PTCE 90-1 (ISSUED JANUARY 29,
         1990) MAINTAINED BY SUCH PURCHASER, AND THERE IS NO PLAN WHOSE ASSETS IN SUCH SEPARATE ACCOUNT EXCEED 10% OF THE TOTAL ASSETS OF SUCH SEPARATE ACCOUNT AS OF THE DATE OF SUCH PURCHASE; (III) SUCH FUNDS CONSTITUTE ASSETS OF A BANK COLLECTIVE INVESTMENT FUND WITHIN THE MEANING OF PTCE 91-38 (ISSUED JUNE 12, 1991) MAINTAINED BY SUCH PURCHASER, AND THERE IS NO EMPLOYEE BENEFIT PLAN WHOSE ASSETS IN SUCH COLLECTIVE INVESTMENT FUND EXCEED 10% OF THE TOTAL ASSETS OF SUCH COLLECTIVE INVESTMENT FUND AS OF THE DATE OF SUCH PURCHASE; (IV) SUCH PURCHASER IS ACQUIRING THE SERIES 1998-3 CERTIFICATES FOR THE ACCOUNT OF ONE OR MORE PENSION FUNDS, TRUST FUNDS OR AGENCY ACCOUNTS, EACH OF WHICH IS A "GOVERNMENTAL PLAN" AS DEFINED IN SECTION 3(32) OF ERISA AND THE PURCHASE AND HOLDING OF THE SERIES 1998-3 CERTIFICATES BY SUCH PURCHASER WILL

         NOT VIOLATE ANY STATE OR OTHER LAW RELATING TO SUCH GOVERNMENTAL PLAN;
         (V) THE SOURCE OF FUNDS IS MANAGED BY A "QUALIFIED PROFESSIONAL ASSET MANAGER" OR "QPAM" (AS DEFINED IN PART V OF PTCE 84-14, ISSUED MARCH 13, 1984), OR AN "INHAM" (AS DEFINED IN PART V OF PTCE 96-23, ISSUED APRIL 10, 1996) AND THE PURCHASE AND HOLDING OF THE SERIES 1998-3 CERTIFICATES BY SUCH PURCHASER IS EXEMPT FROM THE PROHIBITED TRANSACTION RULES OF SECTION 4975(C) OF THE CODE AND SECTION 406(A) OF ERISA UNDER PTCE 84-14 OR PTCE 96-23; (VI) THE PURCHASER IS AN INSURANCE COMPANY GENERAL ACCOUNT AND THE PURCHASE AND HOLDING OF THE SERIES 1998-3 CERTIFICATES BY SUCH PURCHASER IS EXEMPT FROM THE PROHIBITED TRANSACTION RULES OF SECTION 4975(C) OF THE CODE AND SECTION 406(A) OF ERISA AND UNDER SECTION 401(C) OF ERISA, THE CONDITIONS OF WHICH ARE MET AND SUCH PURCHASER WILL TRANSFER ITS INTEREST IN THE SERIES 1998-3 CERTIFICATES IF AND AT SUCH TIME AS SUCH REPRESENTATION IS NO LONGER TRUE AND CORRECT; (VII) THE PROPOSED ACQUISITION OR TRANSFER WILL QUALIFY FOR A STATUTORY OR ADMINISTRATIVE PROHIBITED TRANSACTION EXEMPTION UNDER ERISA AND THE CODE OR WILL NOT GIVE RISE TO A TRANSACTION DESCRIBED IN SECTION 406(A) OF ERISA OR SECTION 4975(C)(1) OF THE CODE FOR WHICH A STATUTORY OR ADMINISTRATIVE EXEMPTION IS UNAVAILABLE; OR (VIII) SUCH FUNDS CONSIST OF FUNDS WHICH DO NOT CONSTITUTE "PLAN ASSETS" WITHIN THE MEANING OF DEPARTMENT OF LABOR REGULATION 29 C.F.R. SECTION 2510.3-101.

         THIS SERIES 1998-3 CERTIFICATE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY ANY OTHER PERSON.

         [FOR CLASS B CERTIFICATES ONLY: THE CLASS B CERTIFICATES ARE SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AS PROVIDED IN THE SERIES 1998-3 SUPPLEMENT.]

         [FOR CLASS C CERTIFICATES ONLY: THIS CLASS C CERTIFICATE MAY NOT BE SOLD, ASSIGNED, PLEDGED, PARTICIPATED, SUBDIVIDED OR OTHERWISE TRANSFERRED UNLESS (I) SUCH TRANSFEREE IS A "UNITED STATES PERSON" AS DEFINED IN SECTION 7701(a)(30) OF THE CODE; (II) (A) SUCH TRANSFEREE IS NOT A TRUST, PARTNERSHIP OR "S CORPORATION" (WITHIN THE MEANING OF
         SECTION 1361(A) OF THE CODE) FOR UNITED STATES FEDERAL INCOME TAX PURPOSES OR (B) SUCH TRANSFEREE IS A TRUST,

         PARTNERSHIP OR "S CORPORATION" (WITHIN THE MEANING OF SECTION 1361(A) OF THE CODE) FOR UNITED STATES FEDERAL INCOME TAX PURPOSES, BUT AFTER GIVING EFFECT TO SUCH TRANSFER SUBSTANTIALLY ALL OF THE VALUE OF THE INTEREST OF AN OWNER OF THE TRANSFEREE IN THE TRANSFEREE WILL NOT BE ATTRIBUTABLE TO THE TRANSFEREE'S OWNERSHIP INTEREST (DIRECT OR INDIRECT) IN CERTIFICATES ISSUED BY THE TRUST OTHER THAN THE CLASS A AND CLASS B CERTIFICATES OR THE SERIES 1998-4 CERTIFICATES; AND (iii) FOR THE PURPOSES OF SECTION 7704 OF THE CODE AND THE TREASURY REGULATIONS PROMULGATED THEREUNDER, AFTER SUCH TRANSFER THE CLASS C CERTIFICATES WOULD NOT BE TREATED AS OWNED BY MORE THAN 20 PERSONS AND THE TRUST WOULD NOT BE TREATED AS HAVING MORE THAN 100 PARTNERS.

         THE CLASS C CERTIFICATES ARE SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AND THE CLASS B CERTIFICATES AS PROVIDED IN THE SERIES 1998-3 SUPPLEMENT.]

         [FOR REGULATION S BOOK-ENTRY CERTIFICATES ONLY: THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND, PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF (I) THE COMPLETION OF THE DISTRIBUTION OF THE SERIES 1998-3 CERTIFICATES AND (II) THE CLOSING DATE, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.]

         We understand that this letter is required in connection with certain securities laws. If administrative or other proceedings are commenced in connection with which this letter is or would be relevant, we irrevocably authorize you to produce this letter or a copy of this letter to any interested party in such proceedings.

         THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE.



                             -------------------------------------
                             (Name of Purchaser)

                             By:
                                ----------------------------------
                             Name:
                                  --------------------------------
                             Title:
                                   -------------------------------

                             Address:

                                                                       EXHIBIT G
                                                 to the Series 1998-3 Supplement

                              FORM OF TAX STATEMENT
                     (for transfer of Class C Certificates)


AmeriServe Funding Corporation                                Donaldson, Lufkin & Jenrette
15305 Dallas Parkway                                                Securities Corporation
Addison, Texas   75001                                        277 Park Avenue
Attention: President                                          New York, New York 10172
                                                              Attention: Asset Securitization
Norwest Bank Minnesota, National Association                                    Group
Sixth & Marquette
Minneapolis, Minnesota   55479-0070                           BT Alex. Brown Incorporated
Attention: Corporate Trust Services/                          130 Liberty Street
              Asset-Backed Administration                     New York, New York 10006
                                                              Attention: Asset Securitization
                                                                             Group
NationsBanc Montgomery Securities LLC
231 South LaSalle Street
Chicago, Illinois 60697
Attention: Asset Securitization Group

Ladies and Gentlemen:

         We are delivering this letter in connection with the transfer of $__________ of the Floating Rate Class C Term Certificates, Series 1998-3 (the "Class C Certificates") issued by the AmeriServe Receivables Master Trust (the "Trust") created under the Pooling and Servicing Agreement, dated as of July 1, 1997, as amended and restated as of July 28, 1998 (as the same may be further amended, amended and restated or otherwise modified from time to time, the "Pooling Agreement"), among AmeriServe Funding Corporation, a Delaware corporation (the "Transferor"), AmeriServe Food Distribution, Inc., a Delaware corporation, as servicer (the "Servicer"), and Norwest Bank Minnesota, National Association, a national banking association, as trustee (the "Trustee"), and the Series 1998-3 Supplement, dated as of December 18, 1998 (as the same may be amended, amended and restated or otherwise modified from time to time, the "Series 1998-3 Supplement"), to the Pooling Agreement among the Transferor, the Servicer and the Trustee. Capitalized terms used herein without definition shall have the meanings assigned thereto in the Series 1998-3 Supplement.

         We hereby represent, warrant and agree that: (1) (a) we are purchasing the Class C Certificates for our own account and are the sole beneficial owner of such Class C Certificates, (b) either (i) we are not, for federal income tax purposes, a partnership, trust, estate or "S Corporation" (as defined in the Code) (each a "Pass-Through Entity") or (ii) we are, for federal income tax purposes, a Pass-Through Entity, but after giving effect to our purchase of such Class C Certificates, substantially all of the value of the assets of the Pass-Through Entity is not attributable to the Pass-Through Entity's ownership interest in Certificates issued by the Trust other than the Class A and Class B Certificates or the Series 1998-4 Certificates, and (c) such Class C Certificates have not been transferred through an "established securities market" within the meaning of
Section 7704(b) of the Code and such transfer, including a sale, pledge, assignment, participation or subdivision, will not cause the Trust to be treated as a publicly traded partnership for United States federal income tax purposes;
(2) if we are a Pass-Through Entity, we covenant that at all times, substantially all of the value of the assets of the Pass-Through Entity will not be attributable to the Pass-Through Entity's ownership interest in Certificates issued by the Trust other than the Class A or Class B Certificates or the Series 1998-4 Certificates; (3) we are a "United States Person" as defined in Section 7701(a)(30) of the Code; (4) after such transfer, including a sale, pledge, assignment, participation or subdivision, for purposes of Section 7704 of the Code and the regulations promulgated thereunder, the Class C Certificates will not be treated as owned by more than 20 Persons and the Trust will not be treated as having more than 100 partners; and (5) if we transfer (including a transfer constituting a sale, pledge, assignment, participation or subdivision) any of the Class C Certificates, we will obtain from each purchaser or transferee taking from us a letter containing the same representations and agreements as set forth herein.

         We understand and agree that no initial or subsequent sale or other transfer of a Class C Certificate may be made unless such sale or transfer (i) is accompanied by delivery of a tax statement in the form of this letter, (ii) is made to a "United States Person" as defined in Section 7701(a)(30) of the Code, as certified in such tax statement, and (iii) will not cause the Trust to be treated as a publicly traded partnership for United States federal income tax purposes. Any attempted transfer, assignment, conveyance, participation or subdivision in contravention of the preceding sentence shall be void ab initio and the purported transferor, seller or subdivider of such Class C Certificate shall continue to be treated as the Holder of such Class C Certificate for all purposes of the Pooling Agreement and the Series 1998-3 Supplement.

         We represent to the Initial Purchasers, AmeriServe, the Trustee, the Servicer and any successor Servicer that one or any combination of the following statements is an accurate representation as to all sources of funds to be used to pay the purchase price of the Class C Certificates: (i) if we are an insurance company, the source of funds to be used by us is an "insurance company general account" within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60 (issued July 12, 1995) and there is no Plan with respect to which the amount of the general account reserves and liabilities for all contracts held by or on behalf of such plan, exceed ten percent (10%) of the total reserves and liabilities of such general account (exclusive of separate account liabilities) plus surplus, as set forth in the NAIC Annual Statement (within the meaning of PTCE 95-60) filed by us with our state of domicile; (ii) such funds constitute assets of one or more insurance company pooled separate accounts within the meaning of PTCE 90-1 (issued January 29, 1990) maintained by us and there is no Plan whose assets in such separate account exceed 10% of the total assets as of the date of such purchase; (iii) such funds constitute assets of a bank collective investment fund within the meaning of PTCE 91-38 (issued June 12, 1991) maintained by us, and there is no employee benefit plan whose assets in such collective investment fund exceed 10% of the total assets as of the date of such purchase; (iv) we are acquiring the Series 1998-3 Certificates for the account of one or more pension funds, trust funds or agency accounts, each of which is a "governmental plan" as defined in Section 3(32) of ERISA and the purchase and holding of the Series 1998-3 Certificates will not violate any state or other law relating to such governmental plan; (v) the source of funds is managed by a "qualified professional asset manager" or "QPAM" (as defined in Part V of PTCE 84-14, issued March 13, 1984), or an "INHAM" (as defined in part V of PTCE 96-23, issued April 10, 1996) and the purchase and holding of the Series 1998-3 Certificates is exempt from the prohibited transaction rules of Section 4975(c) of the Code and section 406(a) of ERISA under PTCE 84-14 or PTCE 96-23; (vi) the transferee is an insurance company general account and the purchase and holding of the Series 1998-3 Certificates is exempt from the prohibited transaction rules of section 4975(c) of the Code and Section 406(a) of ERISA under section 401(c) of ERISA, the conditions of which are met and we will transfer our interest in the Series 1998-3 Certificates if and at such time as such representation is no longer true and correct; (vii) the proposed acquisition or transfer will qualify for a statutory or administrative prohibited transaction exemption under ERISA and the Code or will not give rise to a transaction described in Section 406(a) of ERISA or Section 4975(c)(1) of the Code for which a statutory or administrative exemption is unavailable; or (viii) such funds consist of funds which do not constitute "plan assets" within the meaning of Department of Labor Regulation 29 C.F.R. Section 2510.3-101.

         We understand that this letter is required in connection with certain laws. If administrative or other proceedings are commenced in connection with which this letter is or would be relevant, we irrevocably authorize you to produce this letter or a copy of this letter to any interested party in such proceedings.

         THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE.



                             -------------------------------------
                             (Name of Purchaser)

                             By:
                                ----------------------------------
                             Name:
                                  --------------------------------
                             Title:
                                   -------------------------------

                             Address:

                                                                       EXHIBIT H
                                                 to the Series 1998-3 Supplement

              FORM OF CERTIFICATE TO BE GIVEN BY CERTIFICATE OWNER

[Euroclear                             [Cedel, societe anonyme
151 Boulevard Jacqmain                 67 Boulevard Grand-Duchesse Charlotte
B-1210 Brussels, Belgium]              L-1331 Luxembourg]

               Re: Floating Rate [Class A] [Class B] Term Certificates, Series 1998-3, issued pursuant to the Amended and Restated Pooling and Servicing Agreement dated as of July 28, 1998 among AmeriServe Funding Corporation, AmeriServe Food Distribution, Inc. and Norwest Bank Minnesota, National Association, as Trustee (the "Certificates").

         This is to certify that as of the date hereof, and except as set forth below, the beneficial interest in the Certificates held by you for our account is owned by persons that are not U.S. persons (as defined in Rule 902 under the Securities Act of 1933, as amended).

     The undersigned undertakes to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Certificates held by you in which the undersigned has acquired, or intends to acquire, a beneficial interest in accordance with your operating procedures if any applicable statement herein is not correct on such date. In the absence of any such notification, it may be assumed that this certification applies as of such date.

     [This certification excepts beneficial interests in and does not relate to U.S. $_________ principal amount of the Certificates appearing in your books as being held for our account but that we have sold or as to which we are not yet able to certify.]

     We understand that this certification is required in connection with certain securities laws in the United States of America. If administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification or a copy thereof to any interested party in such proceedings.


Dated:              ,                         By:
      --------------                             -----------------------------
                                                     Account Holder

                                                                       EXHIBIT I
                                                 to the Series 1998-3 Supplement

              FORM OF CERTIFICATE TO BE GIVEN BY EUROCLEAR OR CEDEL


Norwest Bank Minnesota, National Association
Sixth & Marquette
Minneapolis, Minnesota   55479-0070
Attention: Corporate Trust Services/Asset-Backed Administration


               Re: Floating Rate [Class A] [Class B] Term Certificates, Series 1998-3, issued pursuant to the Amended and Restated Pooling and Servicing Agreement dated as of July 28, 1998 among AmeriServe Funding Corporation, AmeriServe Food Distribution, Inc. and Norwest Bank Minnesota, National Association, as Trustee (the "Certificates").

     This is to certify that, based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organizations appearing in our records as persons being entitled to a portion of the principal amount set forth below (our "Member Organizations") as of the date hereof, $__________ principal amount of the Certificates is owned by persons (a) that are not U.S. persons (as defined in Rule 902 under the Securities Act of 1933, as amended (the "Securities Act")) or (b) who purchased their Certificates (or interests therein) in a transaction or transactions that did not require registration under the Securities Act.

     We further certify (a) that we are not making available herewith for exchange any portion of the related Regulation S Temporary Book-Entry Certificate excepted in such certifications and (b) that as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by them with respect to any portion of the part submitted herewith for exchange are no longer true and cannot be relied upon as of the date hereof.

     We understand that this certification is required in connection with certain securities laws of the United States of America. If administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification or a copy hereof to any interested party in such proceedings.

Date:                               Yours faithfully,
     ---------------
                                    By:
                                       ----------------------------------------
                                    [Morgan Guaranty Trust Company of New
                                    York, Brussels Office, as Operator of the
                                    Euroclear Clearance System] [Cedel, societe
                                    anonyme]

                                                                       EXHIBIT J
                                                 to the Series 1998-3 Supplement

                 FORM OF CERTIFICATE TO BE GIVEN BY TRANSFEREE
                    OF BENEFICIAL INTEREST IN A REGULATION S
                        TEMPORARY BOOK-ENTRY CERTIFICATE

[Euroclear                                [Cedel, societe anonyme
151 Boulevard Jacqmain                    67 Boulevard Grand-Duchesse Charlotte
B-1210 Brussels, Belgium]                 L-1331 Luxembourg]

               Re: Floating Rate [Class A] [Class B] Term Certificates, Series 1998-3, issued pursuant to the Amended and Restated Pooling and Servicing Agreement dated as of July 28, 1998 among AmeriServe Funding Corporation, AmeriServe Food Distribution, Inc. and Norwest Bank Minnesota, National Association, as Trustee (the "Certificates").

     This is to certify that as of the date hereof, and except as set forth below, for purposes of acquiring a beneficial interest in the Certificates, the undersigned certifies that it is not a U.S. person (as defined in Rule 902 under the Securities Act of 1933, as amended).

     The undersigned undertakes to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Certificates held by you in which the undersigned intends to acquire a beneficial interest in accordance with your operating procedures if any applicable statement herein is not correct on such date. In the absence of any such notification, it may be assumed that this certification applies as of such date.

     We understand that this certification is required in connection with certain securities laws in the United States of America. If administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification or a copy thereof to any interested party in such proceedings.


Dated:                     ,                 By:

                                                                       EXHIBIT K
                                                 to the Series 1998-3 Supplement

                  FORM OF TRANSFER CERTIFICATE FOR EXCHANGE OR
                    TRANSFER FROM 144A BOOK-ENTRY CERTIFICATE
                     TO REGULATION S BOOK-ENTRY CERTIFICATE

Norwest Bank Minnesota, National Association
Sixth & Marquette
Minneapolis, Minnesota   55479-0070
Attention: Corporate Trust Services/Asset-Backed Administration

               Re: Floating Rate [Class A] [Class B] Term Certificates, Series 1998-3, issued pursuant to the Amended and Restated Pooling and Servicing Agreement dated as of July 28, 1998 (the "Agreement"), among AmeriServe Funding Corporation, AmeriServe Food Distribution, Inc. and Norwest Bank Minnesota, National Association, as Trustee (the "Certificates").

         Capitalized terms used but not defined herein shall have the meanings given to them in the Agreement.

         This letter relates to U.S. $___________ principal amount of Certificates that are held as a beneficial interest in the 144A Book-Entry Certificate (CUSIP No. _______) with DTC in the name of [insert name of transferor] (the "Transferor"). The Transferor has requested an exchange or transfer of the beneficial interest for an interest in the Regulation S Book-Entry Certificate (CUSIP No. _______) to be held with [Euroclear] [Cedel] through DTC.

         In connection with the request and in receipt of the Certificates, the Transferor does hereby certify that the exchange or transfer has been effected in accordance with the transfer restrictions set forth in the Agreement and the Certificates and pursuant to and in accordance with Regulation S under the Securities Act of 1933, as amended (the "Securities Act"), and accordingly the Transferor does hereby certify that:

         (i) the offer of the Certificates was not made to a person in the United States of America,

         (ii) either (A) at the time the buy order was originated, the transferee was outside the United States of America or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States of America, or (B) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States of America,

         (iii) no directed selling efforts have been made in contravention of the requirements of Rule 903 or 904 of Regulation S, as applicable, and the other conditions of Rule 903 or Rule 904 of Regulation S, as applicable, have been satisfied and

         (iv) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

         This certification and the statements contained herein are made for your benefit and the benefit of the issuer and NationsBanc Montgomery Securities LLC, BT Alex. Brown Incorporated and Donaldson, Lufkin & Jenrette Securities Corporation.

                                       [Insert name of Transferor]


Dated:                                 By:
                                       Title:

                                                                       EXHIBIT L
                                                 to the Series 1998-3 Supplement

                  FORM OF PLACEMENT AGENT EXCHANGE INSTRUCTIONS


Depository Trust Company
55 Water Street
50th Floor
New York, New York 10041

               Re: Floating Rate [Class A] [Class B] Term Certificates, Series 1998-3, issued pursuant to the Amended and Restated Pooling and Servicing Agreement dated as of July 28, 1998 (the "Agreement"), among AmeriServe Funding Corporation, AmeriServe Food Distribution, Inc. and Norwest Bank Minnesota, National Association, as Trustee (the "Certificates").

         Pursuant to Section 6.11 of the Agreement, _______________________ (the "Placement Agent") hereby requests that $____________ aggregate principal amount of the Certificates held by you for our account and represented by the Regulation S Temporary Book-Entry Certificate (CUSIP No. _______) (as defined in the Agreement) be exchanged for an equal principal amount represented by the 144A Book-Entry Certificate (CUSIP No. _______) to be held by you for our account.


Dated:                                  [placement agent]


                                        By:
                                        Title:




                                      L-1